                                                                    EXHIBIT 10.1









                      BANK OF AMERICA, NATIONAL ASSOCIATION



                                    PURCHASER



                      FIRST FRANKLIN FINANCIAL CORPORATION

                                     COMPANY



                                       AND



                     NATIONAL CITY HOME LOAN SERVICES, INC.

                                    SERVICER







                        FLOW SALE AND SERVICING AGREEMENT

                          DATED AS OF NOVEMBER 1, 2005







                             NONPRIME MORTGAGE LOANS


                                TABLE OF CONTENTS


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ARTICLE I DEFINITIONS.............................................................................................1


ARTICLE II AGREEMENT TO PURCHASE; CONVEYANCE OF MORTGAGE LOANS; PURCHASE PRICE; POSSESSION OF MORTGAGE FILES;
MAINTENANCE OF SERVICING FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT;
DELIVERY OF DOCUMENTS; CLOSING CONDITIONS........................................................................13

         Section 2.01.      Agreement to Purchase; Conveyance of Mortgage Loans; Purchase Price; Possession of
                  Mortgage Files; Maintenance of Servicing Files.................................................13

         Section 2.02.      Books and Records; Transfers of Mortgage Loans.......................................15

         Section 2.03.      Custodial Agreement; Delivery of Documents...........................................16

         Section 2.04.      Quality Control Procedures...........................................................18

         Section 2.05.      Closing Conditions...................................................................18

ARTICLE III REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH...................................................19

         Section 3.01.      Company Representations and Warranties...............................................19

         Section 3.02.      Representations and Warranties Regarding Individual Mortgage Loans...................25

         Section 3.03.      Repurchase...........................................................................44

         Section 3.04.      Payment Default; Exercise of Rescission Right........................................47

         Section 3.05.      Premium Recapture....................................................................47

         Section 3.06.      Purchaser's Representations and Warranties...........................................47

ARTICLE IV ADMINISTRATION AND SERVICING OF MORTGAGE LOANS........................................................49

         Section 4.01.      Servicer to Act as Servicer..........................................................49

         Section 4.02.      Liquidation of Mortgage Loans........................................................51

         Section 4.03.      Collection of Mortgage Loan Payments.................................................52

         Section 4.04.      Establishment of and Deposits to Custodial Account...................................52

         Section 4.05.      Permitted Withdrawals From Custodial Account.........................................53

         Section 4.06.      Establishment of and Deposits to Escrow Account......................................54

         Section 4.07.      Permitted Withdrawals From Escrow Account............................................55

         Section 4.08.      Payment of Taxes, Insurance and Other Charges........................................56

         Section 4.09.      Transfer of Accounts.................................................................56

         Section 4.10.      Maintenance of Hazard Insurance......................................................56

         Section 4.11.      Maintenance of Mortgage Impairment Insurance.........................................58

         Section 4.12.      Maintenance of Fidelity Bond and Errors and Omissions Insurance......................58

         Section 4.13.      Inspections..........................................................................59

                                       i
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         Section 4.14.      Restoration of Mortgaged Property....................................................59

         Section 4.15.      Maintenance of PMI Policy; Claims....................................................59

         Section 4.16.      Title, Management and Disposition of REO Property....................................60

         Section 4.17.      Real Estate Owned Reports............................................................61

         Section 4.18.      Liquidation Reports..................................................................62

         Section 4.19.      Reports of Foreclosures and Abandonments of Mortgaged Property.......................62

         Section 4.20.      Notification of Adjustments..........................................................62

         Section 4.21.      Prepayment Premiums..................................................................62

         Section 4.22.      Credit Reporting; Gramm Leach Bliley Act.............................................63

ARTICLE V PAYMENTS TO PURCHASER..................................................................................63

         Section 5.01.      Remittances..........................................................................63

         Section 5.02.      Statements to Purchaser..............................................................64

ARTICLE VI GENERAL SERVICING PROCEDURES..........................................................................64

         Section 6.01.      Transfers of Mortgaged Property......................................................64

         Section 6.02.      Satisfaction of Mortgages and Release of Mortgage Files..............................65

         Section 6.03.      Servicing Compensation...............................................................65

         Section 6.04.      Annual Statement as to Compliance....................................................65

         Section 6.05.      Annual Independent Public Accountants' Servicing Report..............................66

         Section 6.06.      Right to Examine Company and Servicer Records........................................66

         Section 6.07.      Compliance with REMIC Provisions.....................................................66

ARTICLE VII [RESERVED]...........................................................................................67

ARTICLE VIII COOPERATION.........................................................................................67

         Section 8.01.      Provision of Documents, Information and Assistance...................................67

         Section 8.02.      Financial Statements; Servicing Facility.............................................68

ARTICLE IX THE COMPANY AND THE SERVICER..........................................................................68

         Section 9.01.      Indemnification; Third Party Claims..................................................68

         Section 9.02.      Merger or Consolidation of the Company or the Servicer...............................69

         Section 9.03.      Limitation on Liability of the Servicer and Others...................................69

         Section 9.04.      Limitation on Resignation and Assignment by the Company or the Servicer..............69

ARTICLE X PASS-THROUGH TRANSFERS AND AGENCY TRANSFERS............................................................70

         Section 10.01.      Removal of Mortgage Loans from Inclusion Under this Agreement.......................70

         Section 10.02.      Compliance with Regulation AB.......................................................72

                                       ii
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ARTICLE XI DEFAULT...............................................................................................72

         Section 11.01.      Events of Default...................................................................72

         Section 11.02.      Waiver of Defaults..................................................................73

ARTICLE XII TERMINATION..........................................................................................74

         Section 12.01.      Termination.........................................................................74

         Section 12.02.      Termination Without Cause...........................................................74

ARTICLE XIII MISCELLANEOUS PROVISIONS............................................................................75

         Section 13.01.      Successor to the Servicer...........................................................75

         Section 13.02.      Amendment...........................................................................76

         Section 13.03.      Governing Law.......................................................................76

         Section 13.04.      Arbitration.........................................................................76

         Section 13.05.      Notices.............................................................................76

         Section 13.06.      Severability of Provisions..........................................................77

         Section 13.07.      Relationship of Parties.............................................................77

         Section 13.08.      Successors and Assigns; Assignment of Agreement.....................................78

         Section 13.09.      Recordation of Assignments of Mortgage..............................................78

         Section 13.10.      Solicitation of Mortgagor...........................................................78

         Section 13.11.      Further Agreements..................................................................79

         Section 13.12.      Confidential Information............................................................79

         Section 13.13.      Counterparts........................................................................79

         Section 13.14.      Exhibits............................................................................80

         Section 13.15.      General Interpretive Principles.....................................................80

         Section 13.16.      Reproduction of Documents...........................................................80

         Section 13.17.      Purchase Price and Terms Letter.....................................................80


                                    EXHIBITS

              Exhibit A          Contents of each Mortgage Loan File
              Exhibit B          Form of Custodial Agreement
              Exhibit C          Form of Assignment, Assumption and Recognition Agreement
              Exhibit D          Underwriting Guidelines
              Exhibit E          Form of Opinion of Counsel
              Exhibit F          Form of Memorandum of Sale
              Exhibit G          Regulation AB Compliance Addendum

                        FLOW SALE AND SERVICING AGREEMENT


         This Flow Sale and Servicing Agreement (this "Agreement") for adjustable and fixed rate residential first lien mortgage loans, dated and effective as of November 1, 2005, is executed between Bank of America, National Association, as purchaser (the "Purchaser"), First Franklin Financial Corporation, as seller (the "Company"), and National City Home Loan Services, Inc., as servicer (the "Servicer").

                               W I T N E S S E T H


         WHEREAS, the Purchaser has agreed to purchase from time to time from the Company and the Company has agreed to sell from time to time to the Purchaser first lien adjustable and fixed rate mortgage loans\; and


         WHEREAS, the Mortgage Loans will be sold by the Company and purchased by the Purchaser as pools or groups of whole loans, servicing retained (each, a "Mortgage Loan Package") on the various Closing Dates as provided herein; and


         WHEREAS, each of the Mortgage Loans will be secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule for the related Mortgage Loan Package, which will be annexed to a Memorandum of Sale (as defined herein) on the related Closing Date; and


         WHEREAS, the Servicer will service the Mortgage Loans on behalf of the Purchaser pursuant to the terms of this Agreement; and


         WHEREAS, the Purchaser, the Company and the Servicer wish to prescribe the manner of purchase of the Mortgage Loans and the conveyance, servicing and control of the Mortgage Loans.


         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser, the Company and the Servicer agree as follows:

                                    ARTICLE I

                                   DEFINITIONS


         Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Accepted Servicing Practices: With respect to any Mortgage Loan, procedures (including collection procedures) that comply with applicable federal, state and local law, and that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and that are in accordance with accepted mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related Mortgaged Property is located, the terms of the Mortgage and Mortgage Note.

         Adjustable Rate Mortgage Loan: A Mortgage Loan that contains a provision pursuant to which the Mortgage Interest Rate is adjusted periodically.

         Adjustment Date: As to each Adjustable Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

         Agency Transfer: The sale or transfer by the Purchaser of some or all of the Mortgage Loans to Fannie Mae or to Freddie Mac.

         Agreement: This Flow Sale and Servicing Agreement and all amendments hereof and supplements hereto.

         ALTA:  The American Land Title Association or any successor thereto.

         Appraisal: A written appraisal (on a Fannie Mae or Freddie Mac form) or "expressed value" evaluation as permitted by the Company's Underwriting Guidelines of a Mortgaged Property made by a Qualified Appraiser, which appraisal must satisfy the requirements of Title XI of the Financial Institution, Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, in effect as of the date of the appraisal.

         Appraised Value: With respect to any Mortgaged Property, the lesser of
(i) the value thereof as determined by an Appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac or complied with the Company's automated appraisal methodology as set forth in the Underwriting Guidelines, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, in the case of a refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an Appraisal made for the originator of such refinanced Mortgage Loan at the time of origination of such refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac or complied with the Company's automated appraisal methodology as set forth in the Underwriting Guidelines.

         Assignment, Assumption and Recognition Agreement: The agreement substantially in the form of Exhibit C attached hereto.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

         Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings and loan institutions in the State of New York or the state in which the Servicer's servicing operations are located are authorized or obligated by law or executive order to be closed.

         Closing Date: With respect to a Mortgage Loan Package, the date or dates, set forth in the related Memorandum of Sale, on which the Purchaser will purchase and the Company will sell the Mortgage Loans identified therein.

         Code: The Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

         Company: First Franklin Financial Corporation, or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

         Servicer Employees:  As defined in Section 4.12.

         Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

         Consumer Personal Information: Any information, including but not limited to all personal information about a Mortgagor, that is disclosed to the Company, the Servicer or the Purchaser, as applicable, by or on behalf of a Mortgagor.

         Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

         Custodial Agreement: The agreement between the Purchaser and the Custodian, and acknowledged and agreed to by the Servicer, governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, a form of which is annexed hereto as Exhibit B.

         Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

         Cut-off Date: With respect to each Mortgage Loan, as specified in the related Memorandum of Sale, either the first day of the month of the related Closing Date or such other date specified in the related Purchase Price and Terms Letter.

         Deleted Mortgage Loan: A Mortgage Loan which is repurchased by the Company in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         Determination Date: With respect to any Remittance Date, the last Business Day of the calendar month immediately preceding the month in which such Remittance Date occurs.

         Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace, as specified in the related Mortgage Note.

         Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

         Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

         Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

         Event of Default: Any one of the conditions or circumstances enumerated in Section 11.01

         Fannie Mae: The entity formerly known as Federal National Mortgage Association (FNMA), or any successor thereto.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         Fidelity Bond: A fidelity bond to be maintained by the Company pursuant to Section 4.12.

         Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation (FHLMC), or any successor thereto.

         GAAP:  Generally accepted accounting procedures, consistently applied.

         Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate, as set forth in the Mortgage Loan Schedule.

         Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest therein.

         Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, including proceeds of any PMI Policy, if applicable.

         Interest Only Mortgage Loan: A Mortgage Loan that only requires payments of interest for a period of time specified in the related Mortgage Note.

         Interim Funder: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the interim funder pursuant to the MERS Procedures Manual.

         Investor: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the investor pursuant to the MERS Procedures Manual.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

         Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination (unless otherwise indicated) to the Appraised Value of the Mortgaged Property.

         Market Change Event: (a) A suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ; (b) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (c) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in clause (c) in the judgment of the Purchaser or the Company makes it impracticable or inadvisable to proceed with the transactions as contemplated in this Agreement on the terms and in the manner contemplated in this Agreement.

         Material Adverse Change: (a) A material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Servicer; (b) a material impairment of the ability of the Company or the Servicer to perform under this Agreement or any related agreements; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of this Agreement against the Company or the Servicer.

         Memorandum of Sale: With respect to each Mortgage Loan and Mortgage Loan Package, the memorandum of sale, substantially in the form of Exhibit F attached hereto, confirming the sale by Company and the purchase by Purchaser of the Mortgage Loan Package on the related Closing Date.

         MERS:  MERSCORP, Inc., its successors and assigns.

         MERS Designated Mortgage Loan: A Mortgage Loan for which (a) the Company has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Company, in accordance with MERS Procedures Manual and (b) the Company has designated or will designate the Custodian as the Investor on the MERS System.

         MERS Procedures Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

         MERS Report: The report from the MERS System listing MERS Designated Mortgage Loans and other information.

         MERS System: MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

         Monthly Payment: The scheduled monthly payment of principal and/or interest on a Mortgage Loan.

         Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple or leasehold estate in real property securing the Mortgage Note.

         Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit A annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Interest Rate: The annual rate of interest borne on a Mortgage
Note in accordance with the provisions of the Mortgage Note.

         Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule annexed to the related Memorandum of Sale, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

         Mortgage Loan Documents: The documents referred to in Exhibit A as items 1 through 9.

         Mortgage Loan Package: The pool or group of whole loans purchased on a Closing Date, as described in the Mortgage Loan Schedule annexed to the related Memorandum of Sale.


         Mortgage Loan Schedule: With respect to each Mortgage Loan Package, the schedule of Mortgage Loans annexed to the related Memorandum of Sale (and delivered in electronic format to the Purchaser), such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package:

                   (i)       the Company's Mortgage Loan number;

                   (ii) the full street address, city, state and zip code of the Mortgaged Property;

                   (iii) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence, planned unit development or condominium;

                   (iv)      the current Mortgage Interest Rate;

                   (v)       the current Monthly Payment;

                   (vi)      the original term to maturity;

                   (vii)     the scheduled maturity date;

                   (viii) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

                   (ix)      the Loan-to-Value Ratio;

                   (x) a code indicating the credit score of the Mortgagor at the time of origination;

                   (xi)      the source of each credit score;

                   (xii) a code indicating the credit grade and specific loan/underwriting program of each Mortgage Loan as assigned by the Company;

                   (xiii) a code indicating the name of the issuer of the PMI Policy, if any, and the certificate number and percentage coverage, if applicable;

                   (xiv)     the Appraised Value;

                   (xv) the date on which the first Monthly Payment was due and the applicable next Due Date;

                   (xvi) the last payment date on which a payment was applied;

                   (xvii) the documentation level (full, alternative, limited);

                   (xviii) loan purpose (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

                   (xix) a code indicating whether the Mortgaged Property is owner-occupied or investor property;

                   (xx) a code indicating the product type (e.g., 2/28, 3/27, 15-year fixed, interest only, etc);

                   (xxi) a code indicating whether the Mortgage Loan is subject to a Prepayment Premium;

                   (xxii)    the type, term and amount of any Prepayment
                             Premium;

                   (xxiii)   the Mortgagor's debt to income ratio;

                   (xxiv) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

                   (xxv) with respect to each Adjustable Rate Mortgage Loan, the next Adjustment Date;

                   (xxvi) with respect to each Adjustable Rate Mortgage Loan, the lifetime maximum Mortgage Interest Rate;

                   (xxvii) with respect to each Adjustable Rate Mortgage Loan, the lifetime minimum Mortgage Interest Rate;

                   (xxviii) with respect to each Adjustable Rate Mortgage Loan, the initial Periodic Interest Rate Cap;

                   (xxix) with respect to each Adjustable Rate Mortgage Loan, the Periodic Interest Rate Cap (other than the initial Periodic Interest Rate Cap);

                   (xxx) with respect to each Adjustable Rate Mortgage Loan, the Index;

                   (xxxi) a code indicating whether the Mortgage Loan is convertible;

                   (xxxii) a code indicating whether the Mortgage Loan is an adjustable rate or fixed rate mortgage loan;

                   (xxxiii) a code indicating whether the Mortgage Loan is a balloon loan;

                   (xxxiv) a code indicating whether the Mortgage Loan is an interest only Mortgage Loan;

                   (xxxv) with respect to each Interest Only Mortgage Loan, the term of the related interest-only period;

                   (xxxvi) a code indicating whether the Mortgage Loan is secured by a ground lease;

                   (xxxvii) a code indicating whether the Mortgage Loan is a "high cost" (or similarly classified) loan under applicable federal, state and local laws;

                   (xxxviii) the name of the Originator or broker of the
                             Mortgage Loan; and

                   (xxxix) a code indicating whether the Mortgage Loan was acquired through the Company's correspondent program.


         With respect to the Mortgage Loans in the aggregate in the related Mortgage Loan Package, the respective Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date:

                  (1) the number of Mortgage Loans;

                  (2) the current aggregate outstanding principal balance of the Mortgage Loans;

                  (3) the current weighted average Mortgage Interest Rate of the Mortgage Loans; and

                  (4) the weighted average months to maturity of the Mortgage Loans.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

         Mortgagor: The obligor on a Mortgage Note.

         OCC: The Office of the Comptroller of the Currency.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President, a First Vice President, a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Servicer, as applicable, and delivered to the Purchaser as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company or the Servicer, as applicable, reasonably acceptable to the Purchaser.

         Originator: With respect to any Mortgage Loan, the entity that (i) took the Mortgagor's loan application, (ii) processed the Mortgagor's loan application, or (iii) closed and/or funded such Mortgage Loan.

         Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans by the Purchaser to a trust to be formed as part of a publicly issued or privately placed mortgage-backed securities transaction.

         Periodic Interest Rate Cap: As to each Adjustable Rate Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date pursuant to the terms of the Mortgage Note.

         Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

         PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

         Prepayment Premium: With respect to a Prepayment Premium Loan, the prepayment charge or penalty interest required to be paid by the Mortgagor in connection with a prepayment of the related Mortgage Loan, as provided in the related Mortgage Note or Mortgage, and as specified on the related Mortgage Loan Schedule.

         Prepayment Premium Loan: Each Mortgage Loan identified on the related Mortgage Loan Schedule with respect to which the Mortgagor must pay a Prepayment Premium in connection with a Principal Prepayment.

         Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

         Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Purchase Price: The price specified in the related Memorandum of Sale and paid on the Closing Date by the Purchaser to the Company for the Mortgage Loans included in one or more Mortgage Loan Packages, as calculated and adjusted as set forth in the related Purchase Price and Terms Letter.

         Purchase Price and Terms Letter: The letter agreement between the Company, the Servicer and the Purchaser entered into prior to the related Closing Date relating to the sale of one or more Mortgage Loan Packages.

         Purchaser: Bank of America, National Association, or its successor in interest or any successor to or assignee of the Purchaser under this Agreement as herein provided.

         Qualified Appraiser: An appraiser, duly appointed by the Company or the Originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of the Financial Institution Reform, Recovery and Enforcement Act and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

         Qualified Depository: A depository institution or trust company with which the Servicer or the Subservicer maintains either (i) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short-term rating category, or (ii) a segregated trust account or accounts (which shall be a "special deposit account") maintained with any federal or state chartered depository institution or trust company, acting in its fiduciary capacity.

         Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

         Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, be approved by the Purchaser and (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5.00% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Interest Rate, with respect to a Fixed-Rate Mortgage Loan, not less than the Mortgage Interest Rate of the Deleted Mortgage Loan and not more than 2.00% in excess of the Mortgage Interest Rate of such Deleted Mortgage Loan; (iii) have the same Due Date as the Deleted Mortgage Loan; (iv) if an Adjustable-Rate Mortgage Loan, have a maximum Mortgage Interest Rate not less than the maximum Mortgage Interest Rate for the Deleted Mortgage Loan; (v) if an Adjustable-Rate Mortgage Loan, have a Minimum Mortgage Interest Rate not less than the Minimum Mortgage Interest Rate of the Deleted Mortgage Loan; (vi) if an Adjustable-Rate Mortgage Loan, have a Gross Margin not less than that of the Deleted Mortgage Loan; (vii) if an Adjustable-Rate Mortgage Loan, have the same Index as the Deleted Mortgage Loan; (viii) if an Adjustable-Rate Mortgage Loan, have a next Adjustment Date not more than two (2) months later than the next Adjustment Date on the Deleted Mortgage Loan, an Qualified Substitute Mortgage Loan must have all Adjustment Dates occurring during the same Interest Accrual Period during which Adjustment Dates occur with respect to the Deleted Mortgage Loan; (ix) have a remaining term to maturity not greater than and not more than one (1) year less than that of the Deleted Mortgage Loan; (x) be current as of the date of substitution; (xi) have a LTV as of the date of substitution not greater than that of the LTV of the Deleted Mortgage Loan as of such date; (xii) have a Company credit grade not lower in quality than that of the Deleted Mortgage Loan; (xiii) have been underwritten or reunderwritten in accordance with the same underwriting criteria and guidelines as the Deleted Mortgage Loan, (xiv) have the same lien status as the Deleted Mortgage Loan; (xv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (xvi) be of the same type as the Deleted Mortgage Loan; (xvii) have a FICO score not less than that of the Deleted Mortgage Loan; and (xviii) have a Prepayment Premium with a term and an amount at least equal to the Prepayment Premium of the Deleted Mortgage Loan

         Rating Agency: Each of Fitch, Inc., Moody's Investors Service, Inc., and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto, as applicable.

         Reconstitution: As defined in Section 10.01.

         Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of an Agency Transfer or a Pass-Through Transfer pursuant to Section 10.01 hereof. The Reconstitution Date shall be such date which the Purchaser and the subsequent purchaser or transferee of the related Mortgage Loans shall designate. On such date, except as provided in this Agreement, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Servicer's servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         Remittance Date: The 5th day (or if such 5th day is not a Business Day, the first Business Day immediately following such 5th day) of any month, beginning with the month following the related Closing Date.

         REO Disposition: The final sale by the Company of any REO Property.

         REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.16.

         REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

         Repurchase Price: With respect to any Mortgage Loan for which discovery of or notice of breach occurs within twelve (12) months after the Closing Date a price equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date on which such repurchase takes place multiplied by the purchase price percentage set forth in the related Memorandum of Sale, plus (ii) accrued interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed to the Purchaser through the last day of the month in which such repurchase takes place, plus
(iii) any out-of-pocket costs and expenses incurred by the Purchaser in connection with the enforcement of the Company's repurchase obligation under
Section 3.03, plus (iv) any and all damages, fees, costs, and expenses (including reasonable attorney fees) incurred by or on behalf of the Purchaser arising out of or in connection with any violation with respect to such Mortgage Loan of any applicable predatory or abusive-lending law, less (v) amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase. With respect to any Mortgage Loan for which discovery of or notice of breach occurs more than twelve (12) months after the Closing Date, a price equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date on which such repurchase takes place, plus (ii) accrued interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed to the Purchaser through the last day of the month in which such repurchase takes place, plus (iii) any out-of-pocket costs and expenses incurred by the Purchaser in connection with in the enforcement of the Company's repurchase obligation under Section 3.03, plus (iv) any and all damages, fees, costs, and expenses (including reasonable attorney fees) incurred by or on behalf of the Purchaser arising out of or in connection with any violation with respect to such Mortgage Loan of any applicable predatory or abusive-lending law, less (v) amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

         RESPA: The Real Estate Settlement Procedures Act, as amended.

         Servicer Employees: As defined in Section 4.12.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08.

         Servicing Fee: With respect to each Mortgage Loan, the amount of the fee the Purchaser shall pay to the Servicer for servicing the Mortgage Loans in accordance with the terms of this Agreement, which shall equal one-twelfth of the product of (a) 0.40% and (b) the outstanding principal balance of such Mortgage Loan as of the 2nd day of the month preceding the month in which such Servicing Fee is paid. Such fee shall be payable monthly (a pro rata Servicing Fee shall be paid for any partial month).

         Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Custodian pursuant to Section 2.03.

         Stated Principal Balance: As to each Mortgage Loan and any date of determination, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

         Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement.

         Subservicing Agreement: Any subservicing agreement between the Servicer and any Subservicer relating to servicing and/or administration of some or all of the Mortgage Loans included in a Mortgage Loan Package.

         Underwriting Guidelines: The underwriting guidelines of the Company attached hereto as Exhibit D, as may be updated and incorporated into Exhibit D from time to time by providing such updates to the Purchaser.

                                   ARTICLE II

              AGREEMENT TO PURCHASE; CONVEYANCE OF MORTGAGE LOANS;
          PURCHASE PRICE; POSSESSION OF MORTGAGE FILES; MAINTENANCE OF
            SERVICING FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT;
                   DELIVERY OF DOCUMENTS; CLOSING CONDITIONS

Section 2.01. Agreement to Purchase; Conveyance of Mortgage Loans; Purchase Price; Possession of Mortgage Files; Maintenance of Servicing Files.

         (a) Agreement to Purchase; Conveyance of Mortgage Loans


         In exchange for the payment of the Purchase Price on the related Closing Date, the Company agrees to sell and the Purchaser agrees to purchase, without recourse, but subject to the terms of this Agreement, on a servicing retained basis, all of the right, title and interest of the Company (but excluding servicing rights) in and to the Mortgage Loans in a Mortgage Loan Package having an aggregate unpaid principal balance on the related Cut-off Date in an amount as set forth in the related Memorandum of Sale. The Company shall deliver the Mortgage Loan Schedule for the Mortgage Loan Package to be purchased on the related Closing Date to the Purchaser at least three (3) Business Days prior to such Closing Date. Pursuant to Section 2.03, the Company will deliver the Mortgage Loan Documents to the Custodian.

         (b) Purchase Price

         The Purchase Price for each Mortgage Loan Package shall be the percentage of par as stated in or otherwise calculated pursuant to the related Purchase Price and Terms Letter (subject to adjustment as provided therein), plus accrued interest on the aggregate unpaid principal balance of the Mortgage Loans in the Mortgage Loan Package at the related Mortgage Interest Rate from the date through which interest on the related Mortgage Loan has been paid through the day prior to the related Closing Date inclusive, all as set forth more specifically in the related Memorandum of Sale; provided, however, with respect to those Mortgage Loans for which interest has been paid through a date beyond the related Cut-off Date, such accrued interest owing to the Company shall be reduced by the amount of interest accruing on the unpaid principal balance of each such Mortgage Loan at a rate equal to the Mortgage Interest Rate of such Mortgage Loan, from the related Closing Date to the day prior to the date through which interest is paid for such Mortgage Loan, inclusive. The initial principal amount of the Mortgage Loans shall be the unpaid principal balance of the Mortgage Loans, so computed as of the related Cut-off Date, after application of payments of principal on or before the related Cut-off Date to the extent such payments were actually received. Subject to satisfaction of the closing conditions set forth in Section 2.05, such payments shall be made to the account designated by the Company by wire transfer of immediately available funds by 3:00 p.m. Charlotte, North Carolina time on the related Closing Date. The final Purchase Price and Purchase Price percentage shall be set forth on the related Memorandum of Sale.

         The Purchaser shall be entitled to (1) all scheduled principal due after the related Cut-off Date, (2) all other recoveries of principal collected after the related Cut-off Date, (3) all payments of interest on the Mortgage Loans received after the related Cut-off Date at the Mortgage Interest Rate, net of any Servicing Fee due to the Servicer and (4) all Prepayment Premiums received or paid after the related Cut-off Date.

         (c) Possession of Mortgage Files; Maintenance of Servicing Files

         The contents of each Servicing File are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof. The Servicer shall take all necessary steps to ensure that the documents required to be included in the Servicing File are complete and shall maintain the Servicing File as required by this Agreement and Accepted Servicing Practices. Possession of each Servicing File by the Servicer is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. Upon the sale of the Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company or the Servicer shall vest immediately in the Purchaser and shall be retained and maintained by the Company or the Servicer, in trust, at the will of the Purchaser and only in such custodial capacity. The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Section 3.03 or 6.02.

Section 2.02. Books and Records; Transfers of Mortgage Loans.

         From and after the sale of the Mortgage Loans to the Purchaser, all rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with the Mortgage Loans, shall be received and held by the Servicer in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Servicer shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

         The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements, tax returns and business records as a sale of assets by the Company. The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Servicer shall maintain in its possession, available for inspection by the Purchaser, or its designee, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, if applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae or Freddie Mac and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of Fannie Mae or Freddie Mac, if applicable.

         The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

         For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans; provided, however, that in no event shall there be more than three (3) Persons (not including the Purchaser or affiliates of the Purchaser) at any given time having the status of "Purchaser" hereunder with respect to any Mortgage Loan Package. The Purchaser also shall advise the Servicer of the transfer. Upon receipt of notice of the transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee. If the Servicer receives written notification of a transfer less than five (5) Business Days before a Determination Date, the Servicer's duties to remit and report as required by Article V shall begin with the next calendar month following such Determination Date.

Section 2.03. Custodial Agreement; Delivery of Documents.

         Pursuant to the related Custodial Agreement, the Company will, with respect to each Mortgage Loan, deliver and release the related Mortgage Loan Documents to the Custodian at least five (5) Business Days prior to the related Closing Date. In addition, in connection with the assignment of any MERS Designated Mortgage Loan, the Company agrees that on or prior to each Closing Date it will cause, at its own expense, the MERS System to indicate that the related Mortgage Loans have been assigned by the Company to the Purchaser in accordance with this Agreement by entering in the MERS System the information required by the MERS System to identify the Purchaser as owner of such Mortgage Loans. The Company further agrees that it will not alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         The Custodian shall be required to certify its receipt of the Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement prior to the related Closing Date, as evidenced by the initial certification of the Custodian in the form annexed to the Custodial Agreement. The Company shall be responsible for recording the Assignments of Mortgage, if necessary, in accordance with Accepted Servicing Practices and this Agreement. The Purchaser shall be responsible for the initial and on-going fees and expenses of the Custodian.

         All recording fees and other costs associated with the recording of Assignments of Mortgage and other relevant documents to the Purchaser or its designee will be borne by the Company. For Mortgage Loans not registered under the MERS System, if the Purchaser requests that the related Assignments of Mortgage be recorded, the Company shall cause such Assignments of Mortgage which were delivered in blank to be completed and to be recorded. The Company shall be required to deliver such Assignments of Mortgage for recording within sixty (60) days of the date on which the Company is notified that recording will be required pursuant to this Section 2.03. The Company shall furnish the Custodian with a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Company shall promptly have a substitute Assignment of Mortgage prepared or have such defect cured, as the case may be, and thereafter cause such Assignment of Mortgage to be duly recorded.

         Except as otherwise provided in this Section 2.03 and in Section 3.03, upon discovery or receipt of notice of any materially defective document required to be included in a Mortgage File, or that a document required to be in a Mortgage File is missing, the Company shall have ninety (90) days (except as provided below with respect to recorded documents) to cure such defect or deliver such missing document to the Custodian. If the Company does not cure such defect or deliver such missing document within such time period, the Company shall either repurchase or substitute for such Mortgage Loan in accordance with Section 3.03. Any document required to be included in a Mortgage File that is not executed as required or does not strictly comply with all legal requirements shall be deemed to be materially defective provided such document is legally required for enforcement of the Purchaser's rights in the related Mortgage Loan.

         The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within ten
(10) Business Days of their execution; provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within thirty (30) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ninety (90) days of its submission for recordation.

         Except as otherwise provided herein, if the original or a copy certified by the appropriate recording office of any document submitted for recordation to the appropriate public recording office is not so delivered to the Custodian with one hundred fifty (150) days following the related Closing Date, and if the Company does not cure such failure within thirty (30) days after receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Company at a price and in the manner specified in Section 3.03.

         In the event the public recording office is delayed in returning any original document, the Company shall deliver to the Custodian within one hundred eighty (180) days of its submission for recordation a copy of such document and an Officer's Certificate, which shall (i) identify the recorded document; (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company will be required to deliver the document to the Custodian by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld. However, if the Company cannot deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified time for any reason, within thirty (30) days after receipt of written notification of such failure from the Purchaser, the Company shall, at the Purchaser's option, repurchase the related Mortgage Loan at the price and in the manner specified in Section 3.03.

         In addition to any rights granted to the Purchaser hereunder to underwrite the Mortgage Loans and review the Mortgage Loan Documents prior to the related Closing Date, the Purchaser shall be entitled to conduct a due diligence review of the Mortgage Files in accordance with the timetable and any additional terms and conditions set forth in the related Purchase Price and Terms Letter. Such underwriting by the Purchaser or its designee shall not impair or diminish the rights of the Purchaser or any of its successors under this Agreement with respect to a breach of the representations and warranties contained in this Agreement. The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's or any of its successors' rights to demand repurchase or other relief or remedy provided for in this Agreement.

Section 2.04. Quality Control Procedures.

         The Company shall have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program shall include evaluating and monitoring the overall quality of the Company's loan production and the servicing activities of the Servicer in accordance with industry standards.

Section 2.05. Closing Conditions.

         The closing for the purchase and sale of each Mortgage Loan Package shall take place on the respective Closing Date. The closing shall be by telephone, confirmed by letter or wire or facsimile as the parties shall agree; or conducted in person, at such place as the parties may agree.

         The closing for each Mortgage Loan Package shall be subject to the satisfaction of each of the following conditions:

         (a) the Company shall have delivered to the Purchaser the related Mortgage Loan Schedule and an electronic data file containing information on a loan-level basis as of the related Cut-off Date;

         (b) all of the representations and warranties of the Company and the Servicer under this Agreement shall be true and correct as of the related Closing Date (or, with respect to Section 3.02, such other date specified therein) in all material respects and no default shall have occurred hereunder which, with notice or the passage of time or both, would constitute an Event of Default hereunder;

         (c) the Purchaser and its counsel shall have received opinions from the Company's and the Servicer's counsel, substantially in the form of Exhibit E attached hereto (with respect to the initial closing only);

         (d) the Purchaser shall have received from the Custodian an initial certification with respect to its receipt of the Mortgage Loan Documents for the related Mortgage Loans;

         (e) the Purchaser shall have received originals of the related Memorandum of Sale, the related Purchase Price and Terms Letter and a funding memorandum setting forth the Purchase Price(s), and the accrued interest thereon, for the Mortgage Loan Package, in each case executed on behalf of the Company and the Servicer;

         (f) the Purchaser shall have received a certification or other evidence satisfactory to the Purchaser of the release of any liens, pledge or security interest on the Mortgage Loans;

         (g) no Material Adverse Change or Market Change Event shall have occurred since the date of the Purchase Price and Terms Letter; and

         (h) all other terms and conditions of this Agreement, the related Memorandum of Sale and the related Purchase Price and Terms Letter to be satisfied by the Company and the Servicer shall have been complied with in all material respects.

         Upon satisfaction of the foregoing conditions, the Purchaser shall pay to the Company on such Closing Date the Purchase Price for the related Mortgage Loan Package, including accrued interest pursuant to Section 2.01 of this Agreement.

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH

Section 3.01.     Company Representations and Warranties.

         (a) The Company hereby represents and warrants to the Purchaser that, as of the related Closing Date:

         (i) Due Organization and Authority.

         The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is an operating subsidiary of National City Bank of Indiana. As a national bank operating subsidiary, it is regulated by the Office of the Comptroller of the Currency and is subject to applicable laws and regulations. The Company is duly authorized to originate Mortgage Loans and to carry out its business as is now being conducted as an operating subsidiary of a national bank. To the extent required by applicable law, the Company has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent applicable to the Company and necessary to ensure the enforceability of the related Mortgage Loan; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application affecting creditors' rights and subject to the application of the rules of equity, including those respecting the availability of specific performance;

         (ii) Ordinary Course of Business.

         The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, which is in the business of selling loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

         (iii) No Conflicts.

         Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

         (iv) Fair Consideration.

         The consideration received by the Company upon the sale of the Mortgage Loans under this Agreement shall constitute fair consideration and reasonably equivalent value for the Mortgage Loans;

         (v) Ability to Perform; Solvency.

         The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

         (vi) No Litigation Pending.

         There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Company which, either in any one instance or in the aggregate, may result in any Material Adverse Change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

         (vii) No Consent Required.

         No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

         (viii) Selection Process.

         The Mortgage Loans will be selected from among the outstanding fixed and adjustable rate one- to four-family mortgage loans in the Company's portfolio as to which the representations and warranties set forth in
         Section 3.02 could be made and such selection will not be made in a manner so as to affect adversely the interests of the Purchaser. Unless otherwise agreed by the Purchaser, no Mortgage Loan has been excluded from any prior sale of mortgage loans by the Company to the Purchaser or any other third party mortgage loan purchaser;

         (ix) No Untrue Information.

         None of this Agreement, the information set forth in the Mortgage Loan Schedule attached to the related Memorandum of Sale and the information contained in the related electronic data file delivered to the Purchaser by the Company, nor any statement, report or other document furnished or to be furnished by or on behalf of the Company pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading;

         (x) Sale Treatment.

         The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

         (xi) No Material Change.

         There has been no Material Adverse Change in the business, operations, financial condition or assets of the Company since the date of the Company's most recent financial statements;

         (xii) No Brokers' Fees.

         The Company has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

         (xiii) Financial Statements.

         The Company has delivered to the Purchaser financial statements as requested by the Purchaser. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Company and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement.

         (b) The Servicer hereby represents and warrants to the Purchaser that, as of the related Closing Date:

         (i) Due Organization and Authority.

         The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is an operating subsidiary of National City Bank of Indiana. As a national bank operating subsidiary, it is regulated by the Office of the Comptroller of the Currency and is subject to applicable laws and regulations. The Servicer is duly authorized to originate Mortgage Loans and to carry out its business as is now being conducted as an operating subsidiary of a national bank. To the extent required by applicable law, the Servicer has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent applicable to the Servicer and necessary to ensure the servicing of the related Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application affecting creditors' rights and subject to the application of the rules of equity, including those respecting the availability of specific performance;

         (ii) Ordinary Course of Business.

         The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer, which is in the business of servicing loans;

         (iii) No Conflicts.

         None of the execution and delivery of this Agreement, the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

         (iv) Ability to Service.

         The Servicer has the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans;

         (v) Reasonable Servicing Fee.

         The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

         (vi) Ability to Perform; Solvency.

         The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Servicer is solvent;

         (vii) No Litigation Pending.

         There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Servicer which, either in any one instance or in the aggregate, may result in any Material Adverse Change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

         (viii) No Consent Required.

         No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

         (ix) No Untrue Information.

         Neither this Agreement nor any statement, report or other document furnished or to be furnished by or on behalf of the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading;

         (x) No Material Change.

         There has been no Material Adverse Change in the business, operations, financial condition or assets of the Servicer since the date of the Servicer's most recent financial statements;

         (xi) No Brokers' Fees.

         The Servicer has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

         (xii) MERS.

         In the event there are any MERS Designated Mortgage Loans, the Servicer is in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Designated Mortgage Loans. On or within two (2) Business Days following the related Closing Date, the Servicer has caused the Purchaser to be reflected as the Investor on the MERS System with respect to each MERS Designated Mortgage Loan and no Person as Interim Funder for each MERS Designated Mortgage Loan; and

         (xiii) Financial Information.

         The Servicer has delivered to the Purchaser financial information as requested by the Purchaser. All such financial information is true and accurate in all material respects. The Servicer is not aware of any aspects of the business, operations, financial condition, properties or assets of the Servicer that would have a material adverse effect on its ability to perform its obligations under this Agreement.


Section 3.02. Representations and Warranties Regarding Individual Mortgage
Loans.


         As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that, as of the related Closing Date:

         (a) Mortgage Loans as Described.

         The information set forth in the Mortgage Loan Schedule annexed to the related Memorandum of Sale and the information contained on the related electronic data file delivered to the Purchaser is complete, true and correct;

         (b) Payments Current.

         All payments required to be made prior to the related Cut-off Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment under any Mortgage Loan has been 30 days or more delinquent since the origination of such Mortgage Loan;

         (c) No Outstanding Charges.

         All taxes, governmental assessments, insurance premiums, leasehold payments, ground rents, water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Company has not advanced funds, or induced, or solicited directly or indirectly, the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

         (d) Original Terms Unmodified.

         The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect from and after the date of origination except by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and maintain the lien priority of the Mortgage and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File delivered to the Custodian and the terms of which are reflected on the related Mortgage Loan Schedule;

         (e) No Defenses.

         The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         (f) No Satisfaction of Mortgage.

         The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

         (g) Validity of Mortgage Documents.

         The Mortgage Note and the Mortgage and related documents are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms, subject to bankruptcy laws and similar laws of general application affecting creditors' rights and subject to the application of the rules of equity, including those respecting the availability of specific performance. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;

         (h) No Fraud.

         No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Company or the Mortgagor, or, to the Company's knowledge, any appraiser, any builder or any developer, or any other party involved in the solicitation, origination or servicing of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan or in connection with the sale of such Mortgage Loan to the Purchaser, and there are no circumstances existing with respect to the Mortgage Loan which would permit the primary mortgage guaranty insurer, if any, to deny coverage under any insurance policy;

         (i) Compliance with Applicable Laws.

         All requirements of any federal or any applicable state or local law including, without limitation, all applicable predatory and abusive lending, usury, truth-in-lending, real estate settlement procedures, consumer credit protection (including Uniform Consumer Credit Code laws), fair credit reporting, unfair collection practices, equal credit opportunity or fair housing and disclosure laws applicable to the solicitation, origination, servicing and collection of the Mortgage Loan have been complied with, the Mortgagor received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and, if the Mortgage Loan is a refinanced Mortgage Loan, rescission materials required by applicable laws, and the Company shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements. As of the origination date of each Mortgage Loan, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

         (j) Location and Type of Mortgaged Property.

         The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a townhouse; provided, that no residence or dwelling is a manufactured home, mobile home or a cooperative unit unless with respect to a manufactured home: (i) the related manufactured home is permanently affixed to the land and (ii) the related manufactured home and related land are subject to a mortgage properly filed in the appropriate public recording office and naming the Company as mortgagee. As of the respective appraisal date for each Mortgaged Property, no portion of the Mortgaged Property was being used for commercial or mixed-use purposes and, to the Company's knowledge, since the date of such Appraisal, no portion of the Mortgaged Property has been used for commercial purposes or mixed-use purposes; provided, that Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes or mixed-use purposes as long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for home office, homeowner repair, maintenance and/or household purposes. No Mortgage Loan finances builder inventory. If the Mortgaged Property is next to another Mortgaged Property, such "row houses" do not, in the aggregate for all the Mortgage Loans in the Mortgage Loan Package, represent more than 1.0% of the aggregate principal balance of such Mortgage Loans;

         (k) Valid First Lien.

         The Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

         (1) the lien of current real property taxes and assessments not yet due and payable;

         (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the Originator of the Mortgage Loan and (i) referred to or otherwise considered in the Appraisal made for the Originator of the Mortgage Loan and (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such Appraisal; and

         (3) other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

         Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser;

         (l) Full Disbursement of Proceeds.

         The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor, and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage with the exception of proceeds due under the Company's dividend loan program;

         (m) Consolidation of Future Advances.

         Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac; the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan; the Company shall not make future advances after the related Cut-off Date;

         (n) Ownership.

         The Company, or MERS as nominee for the Company, is the sole owner of record and holder of the Mortgage Loan; the related Mortgage Note and the Mortgage are not assigned or pledged; and the Company has good and marketable title thereto and has full right and authority to transfer and sell the Mortgage Loan to the Purchaser. The Company is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, agreements with other parties to sell or otherwise transfer the Mortgage Loan, charges or security interests of any nature encumbering such Mortgage Loan;

         (o) Origination/Doing Business.

         The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company or similar institution that is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations, national banks or national bank operating subsidiaries having principal offices in such state, or (D) not doing business in such state;

         (p) LTV, PMI Policy.

         No Mortgage Loan has a LTV greater than 103%. If a Mortgage Loan had an original LTV of 80% or greater, and the Mortgage Loan Schedule reflects that the Mortgage Loan is covered by a PMI Policy, the excess over 78% is and will be insured as to payment defaults by a PMI Policy until terminated pursuant to the Homeowners Protection Act of 1998, 12 USC ss.4901, et seq. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. The insurer under such PMI Policy is a Qualified Insurer. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith. Any such premium is not payable from any portion of the Mortgage Interest Rate;

         (q) Title Insurance.

         The Mortgage Loan is covered by an ALTA lender's title insurance policy acceptable to Fannie Mae or Freddie Mac or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of Paragraph (k) of this Section 3.02, and, with respect to Adjustable Rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures legal access to the Mortgaged Property. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of such lender's title insurance policy. The Company, its successors and assigns are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in full force and effect upon the consummation of the purchase of the Mortgage Loans as contemplated by this Agreement. To the Company's knowledge, no prior holder of the Mortgage has made any claim under or, by act or omission, done anything that would impair the coverage of the lender's title insurance policy, and the Company has not made any claims under such lender's title insurance policy or done, by act or omission, anything which would impair the coverage of such lender's title insurance policy. In connection with the issuance of such lender's title insurance policy, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity as of the origination date of the Mortgage Loan or relating to the origination of the Mortgage Loan, and no such unlawful items have been received, retained or realized by the Company;

         (r) No Defaults.

         Other than payments due but not yet thirty (30) days or more delinquent, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor, to the Company's knowledge, its predecessors have waived any default, breach, violation or event of acceleration;

         (s) No Mechanics' Liens.

         There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

         (t) Location of Improvements; No Encroachments.

         Except as insured against by the title insurance policy referenced in Paragraph (q) above, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. As of the origination date of each Mortgage Loan, no improvement located on or being part of the related Mortgaged Property is in violation of any applicable zoning law or regulation;

         (u) Payment Terms.

         Except with respect to the Interest Only Mortgage Loans, principal payments commenced no more than sixty (60) days after the funds were disbursed to the Mortgagor in connection with the Mortgage Loan. The Mortgage Loans have an original term to maturity of not more than thirty (30) years, with interest payable in arrears on the first day of each month. As to each Adjustable Rate Mortgage Loan on each applicable Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the sum of the Index plus the applicable Gross Margin, rounded up or down to the nearest multiple of 0.125% indicated by the Mortgage Note; provided, that the Mortgage Interest Rate will not increase or decrease by more than the Periodic Interest Rate Cap on any Adjustment Date, and will in no event exceed the maximum Mortgage Interest Rate or be lower than the minimum Mortgage Interest Rate listed on the Mortgage Loan Schedule for such Mortgage Loan. As to each Adjustable Rate Mortgage Loan which is not an Interest Only Mortgage Loan, each Mortgage Note requires a monthly payment which is sufficient to fully amortize the outstanding principal balance as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate. As to each Adjustable Rate Mortgage Loan, if the related Mortgage Interest Rate changes on an Adjustment Date (or with respect to an Interest Only Mortgage Loan, on an Adjustment Date following the related interest-only period), the then outstanding principal balance will be reamortized over the remaining life of such Mortgage Loan. No Mortgage Loan contains terms or provisions which would result in negative amortization;

         (v) Customary Provisions.

         The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including,
         (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

         (w) Occupancy of the Mortgaged Property.

         As of the date of origination, the Mortgaged Property was lawfully occupied under applicable law and to the best of the Company's knowledge, the Mortgaged Property is lawfully occupied as of the Closing Date;

         (x) No Additional Collateral.

         The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Paragraph (k) above;

         (y) Deeds of Trust.

         In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (z) Transfer of Mortgage Loans.

         With respect to each Mortgage that is not recorded in the name of MERS or its designee, the Assignment of Mortgage, upon the insertion of the name of the assignee and recording information, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the related Mortgaged Property is located;

         (aa) Mortgaged Property Undamaged.

         The Mortgaged Property is in good repair and undamaged by waste, fire, earthquake, windstorm, hurricane, flood, tornado or other casualty having a material adverse effect on the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

         (bb) Servicing and Collection Practices; Escrow Deposits.

         The origination, servicing and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, any applicable laws, rules and regulations and in accordance with the terms of the Mortgage Note, Mortgage and other loan documents, whether such origination and servicing was done by the Company, its affiliates, or any third party which originated the Mortgage Loan on behalf of, or sold the Mortgage Loan to, any of them, or any servicing agent of any of the foregoing. The Company has reported the Mortgagor credit files, if any, to the three credit repositories in a timely manner. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. No escrow deposits or Escrow Payments or other charges or payments have been capitalized under the Mortgage Note;

         (cc) No Condemnation.

         There is no proceeding pending or, to the best of the Company's knowledge, threatened for the total or partial condemnation of the related Mortgaged Property;

         (dd) The Appraisal.

         The Mortgage File contains an Appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a Qualified Appraiser and the Appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated, or the Appraisal in the Mortgage File complied with the Company's automated appraisal methodology as set forth in the Underwriting Guidelines;

         (ee) Insurance.

         All buildings on the Mortgaged Property are insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to Accepted Servicing Practices and the requirements of Section 4.10, in an amount which is at least equal to the least of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis, (ii) the principal balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer and (iii) the maximum insurable value of the improvements which are part of the Mortgaged Property. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project. If the improvements on the Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, then a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier and such policy conforms to the requirements of Fannie Mae or Freddie Mac. Such flood insurance policy is in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973, as amended. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain a hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Each such insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the purchase of the related Mortgage Loan as contemplated by this Agreement. The Company has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof;

         (ff) No Impairment of Insurance Coverage.

         No action, inaction, or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Company or any designee of the Company or any corporation in which the Company or any officer, director, or employee had a financial interest at the time of placement of such insurance;

         (gg) Servicemembers Civil Relief Act.

         The Mortgagor has not notified the Company, and the Company has no knowledge, of any relief requested by or allowed to the Mortgagor under the Servicemembers Civil Relief Act, as amended, or any similar state or local laws;

         (hh) Balloon Payments, Graduated Payments or Contingent Interests.

         With respect to any Mortgage Loan which is identified on the Mortgage Loan Schedule as a balloon mortgage loan (each, a "Balloon Mortgage Loan"), the Mortgage Note is payable in Monthly Payments based on a thirty (30) year amortization schedule with a final Monthly Payment substantially greater than the preceding Monthly Payment which is sufficient to amortize the remaining principal balance of the Balloon Mortgage Loan and such final Monthly Payment shall not be due prior to one hundred eighty (180) months following the origination of the Balloon Mortgage Loan. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

         (ii) No Construction Loans.

         No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property other than a construction-to-permanent loan which has converted to a permanent Mortgage Loan;

         (jj) Underwriting.

         Each Mortgage Loan was underwritten in accordance with the Underwriting Guidelines, which Underwriting Guidelines satisfy the standards of prudent non-prime mortgage lenders in the secondary market and the Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae;

         (kk) No Bankruptcy.

         No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated and, to the best of the Company's knowledge, following the date of origination of the Mortgage Loan, the Mortgagor with respect to the Mortgage Loan was not a debtor in any state or federal bankruptcy or insolvency proceeding, and the Mortgaged Property has not been subject to any bankruptcy or foreclosure proceedings;

         (ll) Delivery of Mortgage Files.

         The Mortgage Note, the Mortgage, the Assignment of Mortgage, if necessary, and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement, shall be delivered to the Custodian all in compliance with the specific requirements of the Custodial Agreement. The Company is in possession of a complete Mortgage File for each Mortgage Loan in compliance with Exhibit A, except for such documents the originals of which have been delivered to the Custodian, and all documents required to be included in the Mortgage File shall be complete, executed as required and in compliance with applicable law. With respect to each Mortgage Loan for which a lost note affidavit has been delivered to the Custodian in place of the original Mortgage Note, the related Mortgage Note is no longer in existence or the Company has been unable to locate it after a diligent search, and, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Purchaser will not be affected by the absence of the original Mortgage Note;

         (mm) No Buydowns.

         No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or
         (c) contains any other similar provisions which may constitute a "buydown" provision;

         (nn) Interest Calculation.

         Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months. No Mortgage Loan provides for interest payable on a simple interest basis. No Mortgage Loan provides for an increase in the related Mortgage Interest Rate upon the occurrence of a default under the terms of the related Mortgage Note;

         (oo) No Violation of Environmental Laws.

         To the best of the Company's knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; and, to the best of the Company's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

         (pp) Texas Refinance Mortgage Loans.

         Each Mortgage Loan originated in the state of Texas pursuant to Article XVI, Section 50(a)(6) of the Texas Constitution (a "Texas Refinance Loan") has been originated in compliance with the provisions of Article XVI, Section 50(a)(6) of the Texas Constitution, Texas Civil Statutes and the Texas Finance Code;

         (qq) Conversion to Fixed Interest Rate.

         No Adjustable Rate Mortgage Loan contains a provision permitting or requiring conversion to a fixed interest rate Mortgage Loan;

         (rr) The Mortgagor.

         The Mortgagor is one or more natural persons and/or an Illinois land trust or the trustee of a "living trust" and such "living trust" is in compliance with Fannie Mae or Freddie Mac guidelines. In the event the Mortgagor is the trustee of a "living trust," such trustee is a natural person and is an obligor under the Mortgage Note in his or her individual capacity;

         (ss) HOEPA and Similar Laws.

         No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994, as amended ("HOEPA");

         (tt) No High Cost Loans.

         No Mortgage Loan is classified as a "high cost home," "covered" (excluding New Jersey "covered home loans" as that term is defined in clause (i) of the definition of that term under the New Jersey Home Ownership Security Act of 2002 that were not originated between November 26, 2003 and July 7, 2004), "high risk home" or "predatory" loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under an applicable law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees). No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary as may be in effect on the related Closing
         Date);

         (uu) Qualified Mortgages.

         Each Mortgage Loan is a "qualified mortgage" within Section 860G(a)(3) of the Code;

         (vv) Due on Sale.

         The Mortgage contains an enforceable provision, to the extent not prohibited by applicable law, for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

         (ww) Adjustments.

         All of the terms of the related Mortgage Note pertaining to interest adjustments, payment adjustments and adjustments of the outstanding principal balance, if any, are enforceable and such adjustments on such Mortgage Loan have been made properly and in accordance with the provisions of such Mortgage Loan;

         (xx) Leaseholds.

         If the Mortgage Loan is secured by a long-term residential lease, (i) the lessor under the lease holds a fee simple interest in the land;
         (ii) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (iii) the terms of such lease do not (A) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (B) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence,
         (C) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property, (D) permit any increase in the rent other than pre-established increases set forth in the lease,
         (E) provide for an original term of such lease less than the term of the related Mortgage and (F) provide for the term of such lease to terminate earlier than five years after the maturity date of the Mortgage Note; and (iv) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

         (yy) Prepayment Premiums.

         All information on the Mortgage Loan Schedule and electronic data file delivered to the Purchaser regarding the Prepayment Premium is complete and accurate in all material respects and each Prepayment Premium is permissible and enforceable in accordance with its terms under applicable law. Prepayment Premiums on the Mortgage Loans are applicable to prepayments resulting from both refinancings and sales of the related Mortgaged Properties (except, to the extent required by law, foreclosure or trustee sales or other sales following acceleration) and the terms of such Prepayment Premiums do not provide for a waiver or release (i.e., "holidays") during the term of the Prepayment Premium. No Mortgage Loan originated on or after October 1, 2002 provides for the payment of a Prepayment Premium beyond the three-year term following the origination of the Mortgage Loan. No Mortgage Loan originated prior to such date provides for the payment of a Prepayment Premium beyond the five-year term following the origination of the Mortgage Loan. With respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment
         Premium: (i) prior to the Mortgage Loan's origination, the Company's loan programs and rate sheets provided a means for a Mortgagor to agree to a Prepayment Premium in exchange for a monetary benefit, including, but not limited to, a rate or fee reduction, (ii) to the Company's knowledge, prior to the Mortgage Loan's origination, the Mortgagor was offered the choice of another mortgage product that did not require payment of such a premium and (iii) the Prepayment Premium is disclosed to the Mortgagor in the loan documents pursuant to applicable state and federal law;

         (zz) Flood Certification Contract.

         Each Mortgage Loan is covered by a paid in full, life of loan, flood certification contract and each of these contracts is assignable to the Purchaser and its assigns;

         (aaa) Compliance with Anti-Money Laundering Laws.

         The Company is in compliance with all applicable anti-money laundering laws, including the relevant provisions of the Bank Secrecy Act, as amended by the USA Patriot Act of 2001 and its implementing regulations (collectively, the "Patriot Act"); the Company has established an anti-money laundering compliance program and with respect to the Patriot Act has (i) developed internal policies, procedures and controls reasonably designed to prevent it from being used for money laundering or the financing of terrorist activities; (ii) designated a compliance officer, (iii) implemented an ongoing employee training program, and (iv) developed an independent audit function to test the compliance program; and the Company is in compliance with the implementing regulations promulgated and administered by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC"), and has established an OFAC compliance program. As of its origination date, no Mortgage Loan was subject to nullification pursuant to Executive Order 13224 (the "Executive Order") or the regulations promulgated by OFAC (the "OFAC Regulations") or in violation of the Executive Order or the OFAC Regulations, and as of the origination date of the Mortgage Loan, no Mortgagor was subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a "blocked person" for purposes of the OFAC Regulations;

         (bbb) [reserved].

         (ccc) Credit Information.

         As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Company to the Purchaser, the Company has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded from furnishing the same to any subsequent or prospective purchaser of such Mortgage Loan;

         (ddd) Insurance Products; Single Premium Credit Life Insurance.

         No Mortgagor was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit life, credit disability, credit unemployment, credit property, accident or health insurance policy in connection with the origination of the Mortgage Loan. None of the proceeds of the Mortgage Loan were used to finance single premium credit life insurance, disability insurance, accident or similar insurance policies;

         (eee) Credit Reporting.

         The Company has fully furnished for each Mortgage Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis and, if the Company was notified by the Mortgagor that the information reported was inaccurate or incomplete, the Company has taken appropriate steps to notify the credit bureaus of the correct information in accordance with the Fair Credit Reporting Act;

         (fff) High Cost Home Loans.

         No Mortgage Loan which was originated on or after October 1, 2002 and before March 7, 2003 is secured by property located in the State of Georgia. No Mortgage Loan is a "High Cost Home Loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"). No Mortgage Loan is a "High Cost Home Loan" as defined in New York Banking Law 6-1 effective April 1, 2003. No Mortgage Loan is a "High-Cost Home Loan" as defined in the Arkansas Home Loan Protection Act effective July 16, 2003. No Mortgage Loan is a "High-Cost Home Loan" as defined in the Kentucky high-cost home loan statute effective June 24, 2003. No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003. No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004. No Mortgage Loan is a "High-Risk Home Loan" as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004. No Mortgage Loan is a "High-Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C). No Mortgage Loan is a "High Cost Home Loan" as defined in the Indiana Home Loan Practices Act, effective February 5, 2005, except to the extent such Mortgage Loan is exempt under such statute;

         (ggg) No Predatory or Deceptive Lending Practices.

         No predatory or deceptive lending practices, as defined by applicable laws, including, but not limited to, the extension of credit to the applicable Mortgagor without regard for said Mortgagor's ability to repay the Mortgage Loan and the extension of credit to said Mortgagor which has no apparent benefit to said Mortgagor, were employed by the Originator of the Mortgage Loan in connection with the origination of the Mortgage Loan;

         (hhh) Higher Cost Credit Products.

         No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Company which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such Mortgagor did not qualify, taking into account credit history and debt-to-income ratios, for a lower cost credit product then offered by the Company;

         (iii) Underwriting Methodology.

         The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the Mortgagor's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such credit extension (other than Mortgage Loans for which income and assets are not independently verified under "no documentation programs" described in the Underwriting Guidelines). Such underwriting methodology confirmed that at the time of origination, the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;

         (jjj) Disclosure of Fees.

         All points, fees and charges (including finance charges), whether or not financed, assessed, collected or to be collected, in connection with the origination of each Mortgage Loan have been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation;

         (kkk) No Mandatory Arbitration Provisions.

         With respect to each Mortgage Loan, neither the related Mortgage nor the related Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

         (lll) Debt-to-Income Ratios.

         No Mortgagor under any Mortgage Loan had a debt-to-income ratio at the time of origination of such Mortgage Loan in excess of 55%;

         (mmm) Refinanced Mortgage Loans.

         No Mortgage Loan is a refinancing of a special subsidized mortgage loan that contains terms favorable to the related Mortgagor with a loan that does not provide a tangible net economic benefit to the borrower relative to the refinance loan; and

         (nnn) No "Flipped" Loans.

         No Mortgage Loan was originated in connection with the refinancing of an existing Mortgage Loan which is a "high cost" mortgage loan as defined by its interest rate and points and fees under applicable federal or state law and fails to provide a tangible, net economic benefit to the related Mortgagor.

Section 3.03. Repurchase.

         It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by the Company, the Servicer or the Purchaser of any materially defective or missing document required to be included in a Mortgage File ("Defective Document") or a breach of any of the foregoing representations and warranties that materially and adversely affects the value of a Mortgage Loan or the interest of the Purchaser therein (or that materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such Defective Document or a breach shall give prompt written notice to the other parties. Any such breach or Defective Document that causes a Mortgage Loan not be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Purchaser.

         Within ninety (90) days of the earlier of either discovery by or notice to the Company of any Defective Document or a breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the interest of the Purchaser therein, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such Defective Document or breach cannot be cured, the Company shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Section 3.01, and such breach cannot be cured within ninety (90) days of the earlier of either discovery by or notice to the Company of such breach and such breach affects the value of the Mortgage Loans or the Purchaser's interests therein, then all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Company at the Repurchase Price. However, if the breach or Defective Document shall involve a representation or warranty set forth in Section 3.02 and the Company discovers or receives notice of any such breach within ninety (90) days of the Closing Date, the Company shall, if the breach or Defective Document cannot be cured, at the Purchaser's option and provided that the Company has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than one hundred twenty
(120) days after the Closing Date. Notwithstanding any of the foregoing, if a breach or Defective Document would cause the Mortgage Loan to be other than a "qualified mortgage," as defined in Section 860(G)(a)(3) of the Code, any such repurchase or substitution must occur within sixty (60) days from the date the breach or Defective Document was discovered unless such breach is cured during such period. In addition, for purposes of this Section 3.03, any document required to be included in a Mortgage File that is not executed as required or does not strictly comply with all legal requirements shall be deemed to materially and adversely affect the interests of the Purchaser, provided such document is legally required for enforcement of the Purchaser's rights in the related Mortgage Loan. Notwithstanding anything to the contrary herein, within ninety (90) days of the earlier of either discovery by or notice to the Company of any breach of the representations or warranties set forth in clauses (ss),
(tt), (uu), (yy) and (ddd) through (kkk) of Section 3.02, the Company shall repurchase such Mortgage Loan at the Repurchase Price.

         If the Company has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan within ninety (90) days after the written notice of the breach or Defective Document. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

         At the time of repurchase or substitution, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of the related Mortgage File previously delivered by the Company to the Purchaser or its designee. In the event of a repurchase or substitution, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Company shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in Sections 3.01 and 3.02 except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Company shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by
Section 2.03, with the Mortgage Note endorsed as required by Section 2.03. No substitution will be made in any calendar month after the Determination Date for such month. The Company shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Company. With respect to any Deleted Mortgage Loan, distributions to the Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan.

         For any month in which the Company substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") shall be deposited into the Custodial Account by the Company on or before the Remittance Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

         In addition to such repurchase or substitution obligation, the Company and the Servicer shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs which are actually incurred, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties of the Company or the Servicer, as the case may be, contained in this Agreement or any agreement entered into in connection with a Reconstitution transaction pursuant to Section 10.01. The Company or the Servicer, as the case may be, immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company and the Servicer shall follow any written instructions received from the Purchaser in connection with such claim.

         It is understood and agreed that (i) the obligations of the Company set forth in this Section 3.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 3.03 and (ii) the obligations of the Servicer set forth in this Section 3.03 to indemnify the Purchaser as provided in this Section 3.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. For purposes of this paragraph, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement or a Reconstitution and any and all Persons who previously were "Purchasers" under this Agreement or a Reconstitution.

         Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon failure by the Company to cure such breach or repurchase such Mortgage Loan as specified above.

Section 3.04. Payment Default; Exercise of Rescission Right.

         If the related Mortgagor is thirty (30) days or more delinquent with respect to the Mortgage Loan's Monthly Payment due for the first Due Date immediately following the related Closing Date or a debtor in any state or federal bankruptcy or insolvency proceeding filed within sixty (60) days following the Cut-off Date, the Company, at the Purchaser's option, shall repurchase such Mortgage Loan from the Purchaser within forty-five (45) days of the Due Date relating to such Monthly Payment or the date of filing, as applicable, at the Repurchase Price. In the event a Mortgagor exercises any right of rescission it may have with respect to the related Mortgage Loan that arises as a result of an act or omission prior to the related Closing Date, the Company shall repurchase such Mortgage Loan at the related Repurchase Price within thirty (30) days of receiving notice of such Mortgagor's intention to rescind the Mortgage Loan.

Section 3.05. Premium Recapture.


         If any Mortgage Loan without a Prepayment Premium prepays in full within the earlier of (a) the first six (6) months following the related Closing Date or (b) the Reconstitution Date applicable to such Mortgage Loan, the Company will pay to the Purchaser an amount equal to the premium paid by the Purchaser in excess of par, as set forth in the related Memorandum of Sale, for such Mortgage Loan. The Company shall pay the amounts payable under this Section for the benefit of the Purchaser or any assignee of the Purchaser, by depositing such amount into the Custodial Account maintained by the Servicer.

Section 3.06. Purchaser's Representations and Warranties.

         The Purchaser hereby represents and warrants to the Company and the Servicer that, as of the related Closing Date:

         (a) Due Organization and Authority.

         The Purchaser is duly organized, validly existing and in good standing as a national banking association under the laws of the United States and has the power and authority to own its assets and to transact the business in which it is currently engaged and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state wherein it owns or leases any material properties or owns or services mortgage loans, if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Purchaser, and in any event the Purchaser is in compliance with the laws of any such state to the extent necessary to carry out its obligations under this Agreement. The Purchaser has the power, authority and legal right to purchase the Mortgage Loans and to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement (including all instruments to be delivered by the Purchaser pursuant to this Agreement) by the Purchaser and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement and all agreements contemplated hereby have been duly executed and delivered and constitute the valid, legal, binding and enforceable obligations of the Purchaser, regardless of whether such enforcement is sought in a proceeding in equity or at law; and all requisite corporate action has been taken by the Purchaser to make this Agreement and all agreements contemplated hereby valid and binding upon the Purchaser in accordance with their terms, subject to bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application affecting creditors' rights and subject to the application of the rules of equity, including those respecting the availability of specific performance;

         (b) Ordinary Course of Business.

         The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Purchaser;

         (c) No Conflicts.

         None of the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Purchaser, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's charter or by-laws or any legal restriction or any material agreement or instrument to which the Purchaser is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon the Purchaser's ability to consummate the sale and purchase of the Mortgage Loans pursuant to this Agreement;

         (d) No Litigation Pending.

         There is no action, suit, proceeding or investigation pending or, to the knowledge of the Purchaser, threatened against the Purchaser before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, would draw into question the validity of this Agreement or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement; and

         (e) No Consent Required.

         No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement, or, if required, such approval has been obtained prior to the related Closing Date.


         The representations and warranties contained in this Article shall inure to the benefit of the Company and the Servicer and shall survive the sale of the Mortgage Loans to the Purchaser and any Reconstitution. The Purchaser shall indemnify and defend the Company and the Servicer and hold the Company and the Servicer harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of any of the representations and warranties contained in this Section 3.06.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01. Servicer to Act as Servicer.

         (a) The Mortgage Loans are being sold by the Company to the Purchaser on a servicing retained basis. The Servicer, as an independent contractor, shall service and administer the Mortgage Loans on behalf of the Purchaser and shall have full power and authority, acting alone or through Subservicers, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

         Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, the Servicer shall not make any future advances with respect to a Mortgage Loan. Unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or change the final maturity date on such Mortgage Loan. The Servicer shall request written consent from the Purchaser to permit such a modification and the Purchaser shall provide written consent or notify the Servicer of its objection to such modification within five (5) Business Days after its receipt of the Servicer's request. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Purchaser shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.


         In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Servicer.

         (b) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement, a copy of which shall be provided to the Purchaser; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. The Servicer shall be solely liable for all fees owed to the Subservicer under the Subservicing Agreement, regardless of whether the Servicer's compensation hereunder is adequate to pay such fees. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Purchaser for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer. For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer. Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Purchaser, if the Purchaser has assumed the duties of the Servicer, or by any successor servicer, at the Purchaser's or successor servicer's option, as applicable, without cost or obligation to the assuming or terminating party or its assigns. Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Purchaser shall not be deemed a party thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 4.01(a).

Section 4.02. Liquidation of Mortgage Loans.

         In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Servicer shall determine prudently to be in the best interest of Purchaser and (4) is consistent with any related PMI Policy. Foreclosure or comparable proceedings shall be initiated within one hundred twenty (120) days of default for Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments unless prevented by statutory limitations or states whose bankruptcy laws prohibit such actions within such timeframe. The Servicer shall use its best efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances; provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the net proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

         Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Purchaser. Upon completion of the inspection or review, the Servicer shall promptly provide the Purchaser with a written report of the environmental inspection.

         After reviewing the environmental inspection report, the Purchaser shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds and/or Insurance Proceeds, or if the Liquidation Proceeds and/or Insurance Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

Section 4.03. Collection of Mortgage Loan Payments.


         Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, in accordance with this Agreement and Accepted Servicing Practices, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall ascertain and estimate Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.04. Establishment of and Deposits to Custodial Account.

         The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "National City Home Loan Services, Inc., in trust for Bank of America, National Association and/or subsequent purchasers of Mortgage Loans - P & I." The Custodial Account shall be established with a Qualified Depository. Upon request of the Purchaser and within ten (10) days thereof, the Servicer shall provide the Purchaser with written confirmation of the existence of such Custodial Account. Any funds deposited in the Custodial Account shall at all times be insured to the fullest extent allowed by applicable law. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 4.05.

         The Servicer shall deposit in the Custodial Account within two (2) Business Days of Servicer's receipt, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the related Cut-off Date, other than payments of principal and interest due on or before the related Cut-off Date, or received by the Servicer prior to the related Cut-off Date but allocable to a period subsequent thereto:

                  (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments (including Prepayment Premiums paid by the Mortgagor or the Company or the Servicer pursuant to Section 4.21 of this Agreement);

                  (ii) all payments on account of interest on the Mortgage Loans at the related Mortgage Interest Rate but net of the Servicing Fee due to the Servicer;

                  (iii) all Liquidation Proceeds;

                  (iv) all Insurance Proceeds, including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with
         Section 4.14), Section 4.11 and Section 4.15;

                  (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

                  (vi) any amounts required to be deposited in the Custodial Account pursuant to Section 4.01, 6.01 or 6.02;

                  (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.03 and all amounts required to be deposited by the Company in connection with a shortfall in principal amount of any Qualified Substitute Mortgage Loan pursuant to Section 3.03;

                  (viii) any amounts required to be deposited by the Servicer pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

                  (ix) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16.

         The foregoing requirements for deposit into the Custodial Account shall be exclusive. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to withdraw such interest from the Custodial Account pursuant to Section 4.05. Amounts representing the Servicing Fee and ancillary income, including, without limitation, late payment charges, assumption fees reinstatement fees, return check charges, administrative fees, and amounts not otherwise payable to the Purchaser or the Mortgagor, including excess foreclosure sale proceeds, but excluding any Prepayment Premium, need not be deposited in the Custodial Account but may be retained by the Servicer. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 4.04. All funds required to be deposited in the Custodial Account shall be held in trust for the Purchaser until withdrawn in accordance with Section 4.05.

Section 4.05. Permitted Withdrawals From Custodial Account.

         The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

                  (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

                  (ii) to reimburse itself for unreimbursed Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause
         (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Purchaser, except where the Servicer is required to repurchase a Mortgage Loan pursuant to
         Section 6.02, in which case the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

                  (iii) to pay itself as part of its servicing compensation interest on funds deposited in the Custodial Account if such interest amount was previously credited;

                  (iv) to pay itself any Servicing Fees that are due and unpaid;

                  (v) to pay any amount required to be paid pursuant to Section
         4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

                  (vi) to reimburse itself for any Servicing Advances or REO expenses after liquidation of the Mortgaged Property not otherwise reimbursed above;

                  (vii) to remove funds inadvertently placed in the Custodial Account by the Servicer; and

                  (viii) to clear and terminate the Custodial Account upon the termination of this Agreement.

         In the event that the Custodial Account is interest bearing, on each Remittance Date, the Servicer shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Servicer is not obligated to remit on such Remittance Date. The Servicer may use such withdrawn funds only for the purposes described in this Section 4.05. The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account.

Section 4.06. Establishment of and Deposits to Escrow Account.

         The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled "National City Home Loan Services, Inc., in trust for Bank of America, National Association and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T & I." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Upon request of the Purchaser and within ten (10) days thereof, the Servicer shall provide the Purchaser with written confirmation of the existence of such Escrow Account. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 4.07.

         The Servicer shall deposit in the Escrow Account or Accounts within two
(2) Business Days of Servicer's receipt, and retain therein:

                  (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

                  (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.


         The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 4.07. The Servicer shall be entitled to retain or withdraw any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 4.07. Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

                  (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

                  (ii) to reimburse the Servicer for any Servicing Advances made by the Servicer pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

                  (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

                  (iv) for transfer to the Custodial Account for application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                  (v) for application to the restoration or repair of the Mortgaged Property in accordance with the procedures outlined in
         Section 4.14;

                  (vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

                  (vii) to remove funds inadvertently placed in the Escrow Account by the Servicer; and

                  (viii) to clear and terminate the Escrow Account on the termination of this Agreement.

Section 4.08. Payment of Taxes, Insurance and Other Charges.

         With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Servicer shall make advances from its own funds to effect such payments, which advances shall constitute Servicing Advances hereunder; provided that the Servicer shall be required to so advance only to the extent that the Servicer, in its good faith judgment, believes the Servicing Advance to be recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall use its reasonable efforts in accordance with Accepted Servicing Practices to determine whether any such payments are made by the Mortgagor at the time they first become due. The Servicer shall make advances to effect such delinquent payments within such time period as will avoid the loss of the related Mortgaged Property by foreclosure of a tax or other lien. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

Section 4.09. Transfer of Accounts.

         The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time; provided that the Servicer shall give notice to the Purchaser of any proposed change of the location of either Account not later than ten (10) Business Days prior to any change thereof.

Section 4.10. Maintenance of Hazard Insurance.

         The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary or required by law in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to Fannie Mae or Freddie Mac, the Servicer shall notify the Purchaser and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 4.11 hereof.

         If the related Mortgaged Property is located in an area identified by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration as in effect with a generally acceptable insurance carrier acceptable to Fannie Mae or Freddie Mac in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the FEMA Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor to obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf. Any out-of-pocket expenses or advance made by the Servicer on such force placed flood insurance coverage shall be deemed a Servicing Advance.

         If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae or Freddie Mac requirements, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

         All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard mortgagee clauses, without contribution, which shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage.

         The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either an insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable to Fannie Mae or Freddie Mac and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

         Pursuant to Section 4.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

Section 4.11. Maintenance of Mortgage Impairment Insurance.


         In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy
(1) names the Servicer as loss payee, (2) provides coverage in an amount equal to the amount required pursuant to Section 4.10 without coinsurance and (3) otherwise complies with Accepted Servicing Practices and all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. The Servicer shall prepare and make any claims on the blanket policy as deemed necessary by the Servicer in accordance with prudent servicing practices. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer's funds, without reimbursement therefor. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of any such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to the Purchaser.

Section 4.12. Maintenance of Fidelity Bond and Errors and Omissions Insurance.

         The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the amounts acceptable to Fannie Mae or Freddie Mac. Upon the request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certificate of insurance for such Fidelity Bond and Errors and Omissions Insurance Policy and a statement from the surety and the insurer that such Fidelity Bond and Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without 30 days prior written notice to the Purchaser.

Section 4.13. Inspections.

         If any Mortgage Loan is more than sixty (60) days delinquent, the Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep a written report of each such inspection.

Section 4.14. Restoration of Mortgaged Property.

         The Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. For claims greater than $15,000, at a minimum the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                  (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

                  (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to, requiring waivers with respect to mechanics' and materialmen's liens;

                  (iii) the Servicer shall verify that the Mortgage Loan is not in default; and

                  (iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

         If the Purchaser is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Section 4.15. Maintenance of PMI Policy; Claims.

         With respect to each Mortgage Loan with an LTV in excess of 80% and covered by a PMI Policy (as indicated on the related Mortgage Loan Schedule), the Servicer shall, without any cost to the Purchaser, maintain in full force and effect a PMI Policy insuring the portion over 78% until terminated pursuant to the Homeowners Protection Act of 1998, 12 USC ss.4901, et seq. In the event that such PMI Policy shall be terminated other than as required by law, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy. If the insurer shall cease to be a Qualified Insurer, the Servicer shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Servicer shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Servicer determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

         In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Servicer under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

Section 4.16. Title, Management and Disposition of REO Property.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser or the Servicer or the Subservicer as nominee for the Purchaser. In the event the Purchaser or its nominee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

         The Purchaser shall have the option to manage and operate the REO Property provided the Purchaser gives written notice of its intention to do so within sixty (60) days after such REO Property is acquired in foreclosure or by deed in lieu of foreclosure and reimburses the Servicer for any unreimbursed Servicing Advances with respect to such REO Property incurred prior to transferring such management responsibilities to the Purchaser.

         If the Purchaser does not elect to manage and operate the REO Property, the Servicer shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Purchaser.

         The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three
(3) years after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three (3) years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property and
(ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Purchaser shall be entered into with respect to such purchase money mortgage.

         The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

         The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees.

         The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10. The Servicer shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section
4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 4.17. Real Estate Owned Reports.

         Together with the statement furnished pursuant to Section 5.02, the Servicer shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

Section 4.18. Liquidation Reports.

         Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

Section 4.19. Reports of Foreclosures and Abandonments of Mortgaged Property.

         Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code. The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

Section 4.20. Notification of Adjustments.

         With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. Upon the discovery by the Servicer or the receipt of notice from the Purchaser that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Purchaser thereby.

Section 4.21. Prepayment Premiums.

         (a) To the extent consistent with the terms of this Agreement, the Servicer may (or shall, in the case of clauses (ii) or (iii) below) waive (or permit a Subservicer to waive) a Prepayment Premium only under the following circumstances: (i) such waiver relates to a default or a reasonably forseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related Mortgage Loan, (ii) such waiver is required under state or federal law or (iii) the mortgage debt has been accelerated as a result of the Mortgagor's default in making its Monthly Payments. The Servicer shall not waive any Prepayment Premium unless it is waived in accordance with this Section 4.21(a).

         (b) The Company shall pay the amount of any Prepayment Premium (to the extent not collected and remitted to the Purchaser) to the Purchaser or its assignees if (1) the representation in Section 3.02(yy) is breached and such breach materially and adversely affects the interests of the Purchaser or its assigns or (2) such Prepayment Premium is uncollectable as a result of its enforceability being found to be limited or prohibited by applicable law. The Servicer shall pay the amount of any Prepayment Premium (to the extent not collected and remitted to the Purchaser) to the Purchaser or its assignees if the Servicer waives any Prepayment Premium other than as permitted under Section 4.21(a)(i) or (iii). The Company or the Servicer, as the case may be, shall pay the amount of such Prepayment Premium, for the benefit of the Purchaser or any assignee of the Purchaser, by depositing such amount into the Custodial Account at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account.

Section 4.22. Credit Reporting; Gramm Leach Bliley Act.

         (a) The Company agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

         (b) The Company agrees to transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19, and, for each Mortgage Loan, the Company shall report one of the following statuses each month: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed or charged-off.

         (c) The Company shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder relating to the Mortgage Loans and the related Mortgagors and shall provide all required notices thereunder.

                                   ARTICLE V

                              PAYMENTS TO PURCHASER

Section 5.01. Remittances.

         On each Remittance Date, the Servicer shall remit by wire transfer of immediately available funds to the Purchaser all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05).

         With respect to any remittance received by the Purchaser after the Remittance Date on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any default by the Servicer hereunder.

         Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall have no obligation to advance any amounts constituting delinquent principal and interest payments.

Section 5.02. Statements to Purchaser.

         Not later than the fifth (5th) Business Day of each month, the Servicer shall furnish to the Purchaser, with respect to the preceding month, a monthly collection report, a monthly paid in full report that summarizes Mortgage Loans paid in full during the preceding month and a monthly trial balance report that provides a trial balance as of the last day of the month preceding such Remittance Date in electronic format agreed upon by the Servicer and the Purchaser.

         Not later than the fifth (5th) Business Day of each month, the Servicer shall furnish to the Purchaser a monthly remittance advice containing information mutually agreed upon by the Servicer and the Purchaser, in electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date.

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

Section 6.01. Transfers of Mortgaged Property.

         The Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto; provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

         If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Servicer for entering into an assumption agreement the fee will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other material terms shall be changed without Purchaser's consent.

         To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the credit-worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit-worthiness of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

         Notwithstanding anything to the contrary contained in this Agreement, the Servicer or any Subservicer shall not be deemed to be in default, breach or other violation of its obligations hereunder for reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer or the Subservicer may be restricted by law or circumstances from preventing for any reason whatsoever. For purposes of this Section 6.01, the term "assumption" shall include a sale of the Mortgaged Property.

Section 6.02. Satisfaction of Mortgages and Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall request the release of any Mortgage Loan Documents.

         If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Servicer shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two (2) Business Days of receipt of such demand by the Purchaser. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 6.03. Servicing Compensation.

         As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account the amount of its Servicing Fee (to the extent not otherwise retained from the interest portion of Monthly Payments on the Mortgage Loans). Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, late payment charges and interest on funds deposited in the Custodial Account pursuant to Section
4.04 and any other ancillary income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 6.04. Annual Statement as to Compliance.

         The Servicer shall deliver to the Purchaser, on or before March 15th of each year, commencing in 2006, an Officer's Certificate stating that (i) a review of the activities of the Servicer during the preceding fiscal year and of performance under this Agreement or similar agreements has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such fiscal year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

Section 6.05. Annual Independent Public Accountants' Servicing Report.

         On or before March 15th of each year, commencing in 2006, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the effect that such firm has examined certain documents and records relating to the servicing of the residential mortgage loans by the Servicer during such fiscal year and that such firm is of the opinion that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. By providing the Purchaser a copy of a Uniform Single Attestation Program Report from their independent public accountants on an annual basis, the Company shall be considered to have fulfilled its obligations under this Section 6.05.


         The Servicer shall be deemed to have satisfied the requirements of the preceding paragraph if it provides accountants' reports that fulfill the requirements of Section 2.05(a)(ii) of the Regulation AB Compliance Addendum attached hereto as Exhibit G.

Section 6.06. Right to Examine Company and Servicer Records.

         The Purchaser, or its designee, shall have the right to examine and audit any and all of the related books, records, or other information of the Company or the Servicer, whether held by the Company or the Servicer or by another on their behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice. The Purchaser shall pay its own travel expenses associated with such examination.

Section 6.07. Compliance with REMIC Provisions.

         If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860 (a) (2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

                                  ARTICLE VII

                                   [RESERVED]

                                  ARTICLE VIII

                                   COOPERATION

Section 8.01. Provision of Documents, Information and Assistance.

         During the term of this Agreement, the Company and the Servicer shall furnish to the Purchaser such periodic, special, or other reports or information as the Purchaser may reasonably request, and copies or originals of any documents contained in the Servicing File for each Mortgage Loan provided for herein. All other special reports or information not provided for herein as shall be necessary, reasonable, or appropriate with respect to the Purchaser or any regulatory agency will be provided at the Purchaser's expense. All such reports, documents or information shall be provided in accordance with all reasonable instructions and directions which the Purchaser may give. In addition, during the term of this Agreement, the Company and the Servicer shall provide to the OCC and to comparable regulatory authorities supervising the Purchaser or any of the Purchaser's assigns (including the beneficial owners of securities issued in Pass-Through Transfers backed by the Mortgage Loans), and the examiners and supervisory agents of the OCC and such other authorities, access to the documentation required by applicable regulations of the OCC and other authorities with respect to the Mortgage Loans or such other information required by such regulators. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Company.

         The Company and the Servicer shall execute and deliver all such instruments and take all such actions as the Purchaser may reasonably request from time to time in order to effectuate the purposes and to carry out the terms of this Agreement.

         To the extent possible, the Purchaser shall cooperate and assist the Company and the Servicer as reasonably requested by the Company and the Servicer in carrying out the Company's and the Servicer's covenants, agreements, duties and responsibilities under this Agreement and, in connection therewith, shall use commercially reasonable efforts to deliver or caused to be delivered all such documents, instruments, data and information as may be necessary or appropriate in furtherance thereof. The Purchaser shall cooperate in good faith with the Company to assure an orderly transition of the ownership of the Mortgage Loans.

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Section 8.02.     Financial Statements; Servicing Facility.

         In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective purchaser the audited financial statements of the Company and the Servicer, which shall include information relating to the Company and the Servicer for the most recently completed two fiscal years for which such a financial statement is available, as well as a Consolidated Statement of Financial Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Company and the Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company or the Servicer, as the case may be (and are available upon request to members or stockholders of the Company or the Servicer, as the case may be, or to the public at large).


         The Company and the Servicer also shall make available to the Purchaser or prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the Servicer, as the case may be, or the financial statements of the Company or the Servicer, as the case may be. The Servicer shall permit the Purchaser to inspect the Servicer's servicing facilities for the purpose of satisfying the Purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement.

                                   ARTICLE IX

                          THE COMPANY AND THE SERVICER

Section 9.01. Indemnification; Third Party Claims.

         The Company and the Servicer shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs which are actually incurred, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Company or the Servicer, as the case may be, to perform its duties and, in the case of the Servicer, service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company or the Servicer, as the case may be, immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company and the Servicer shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company or the Servicer, as the case may be, for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's or the Servicer's indemnification pursuant to Section 3.03, or the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

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Section 9.02. Merger or Consolidation of the Company or the Servicer.

         The Company and the Servicer shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any person into which the Company or the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Servicer shall be a party, or any Person succeeding to the business of the Company or the Servicer, shall be the successor of the Company or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Servicer shall have a net worth of at least $25 million and shall be an institution which is a Fannie Mae or Freddie Mac approved seller/servicer in good standing. Furthermore, in the event the Company or the Servicer transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Company or the Servicer, as the case may be, such affiliate shall be fully liable to the Purchaser for all of the Company's or the Servicer's respective obligations and liabilities hereunder.

Section 9.03. Limitation on Liability of the Servicer and Others.

         Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement or any other liability which would otherwise be imposed under this Agreement. The Servicer and any of its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action, unless any such costs result from a breach of the Company's or the Servicer's representations and warranties made herein or its failure to perform its obligations in compliance with this Agreement.

Section 9.04. Limitation on Resignation and Assignment by the Company or the Servicer.

         Neither the Company nor the Servicer shall assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all of its property or assets without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

         The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser, which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor acceptable to the Purchaser shall have assumed the Servicer's responsibilities and obligations hereunder.

                                   ARTICLE X

                   PASS-THROUGH TRANSFERS AND AGENCY TRANSFERS

Section 10.01. Removal of Mortgage Loans from Inclusion Under this Agreement.

         The Purchaser, the Company and the Servicer agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, may effect Agency Transfers or Pass-Through Transfers (each, a "Reconstitution"). On the Reconstitution Date, the Mortgage Loans transferred shall cease to be serviced by the Servicer pursuant to this Agreement; provided, however, that, in the event that any Mortgage Loan transferred pursuant to this Section 10.01 is rejected by the transferee, the Servicer may, at the request of the Purchaser, elect to continue to service such rejected Mortgage Loan on behalf of the Purchaser in accordance with the terms and provisions of this Agreement.

         The Company and the Servicer shall cooperate with the Purchaser in connection with each Reconstitution in accordance with this Section 10.01. In connection therewith, the Company and the Servicer shall, with respect to all reasonable requests and due diligence procedures as provided in this Section 10.01, use its best efforts to facilitate such Reconstitution, provided that the Purchaser shall give the Company and the Servicer at least thirty (30) days notice of such proposed Reconstitution and provided further that: (a) the Company shall review and approve any document that the Purchaser requests that the Company execute; (b) the Company's obligations under any such document shall not exceed its obligations to the Purchaser under this Agreement; and (c) the Purchaser shall bear all reasonable third party expenses incurred by the Company in connection with such Reconstitution.

         In connection with a Reconstitution, the Company shall:

         (a) make all representations and warranties made herein regarding the Company as of the closing date of the Reconstitution and all representations and warranties made herein regarding the Mortgage Loans as of the related Closing Date;

         (b) execute an Assignment, Assumption and Recognition Agreement acceptable to the Company provided such Agreement creates no greater obligation or cost on the part of the Company than otherwise set forth in this Agreement or materially and adversely alter the Company's rights hereunder;

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

         (c) provide as applicable in response to the Purchaser's reasonable requests:

                  (i) any information and appropriate verification of information which may be reasonably available to the Company, including information regarding the Company's underwriting standards, as the Purchaser shall request;

                  (ii) such additional opinions of counsel, letters from auditors and certificates of officers of the Company as are reasonably believed necessary by the Purchaser or any trustee or rating agency.

         In connection with a Reconstitution, the Servicer shall:

         (a) make all representations and warranties made herein regarding the Servicer as of the closing date of the Reconstitution;

         (b) execute an Assignment, Assumption and Recognition Agreement and any pooling and servicing agreement or similar agreement necessary to effectuate the foregoing, which agreement shall provide for servicing provisions as set forth in the related Purchase Price and Terms Letter;

         (c) make representations and warranties (1) that the Servicer has serviced the Mortgage Loans in accordance with the terms of this Agreement, provided accurate statements to the Purchaser pursuant to Section 5.02 of this Agreement, and otherwise complied with all covenants and obligations hereunder,
(2) that the Servicer has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans, and (3) regarding the accuracy of the information provided to the Purchaser by the Servicer on or before the closing date of the Reconstitution;

         (d) provide as applicable in response to the Purchaser's reasonable requests:

                  (i) any information and appropriate verification of information which may be reasonably available to the Servicer, including information regarding the Servicer's underwriting standards, as the Purchaser shall request;

                  (ii) such additional opinions of counsel, letters from auditors and certificates of officers of the Servicer as are reasonably believed necessary by the Purchaser or any trustee or rating agency.

         The Company and the Servicer shall indemnify the Purchaser, each affiliate of the Purchaser participating in a Reconstitution and each Person who controls the Purchaser or such affiliate and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees actually incurred and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement or omission of a material fact contained in the information provided by or on behalf of the Company or the Servicer regarding the Company, the Servicer, the Mortgage Loans or the Underwriting Guidelines which is set forth as provided by the Company or the Servicer in any offering document prepared in connection with any Reconstitution. For purposes of the previous sentence, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement.

         In the event the Purchaser has elected to have the Company hold record title to the Mortgages, prior to the Reconstitution Date the Company shall prepare an Assignment of Mortgage in blank or to the trustee from the Company acceptable to the trustee for each Mortgage Loan that is part of the Reconstitution. The Company shall pay all preparation and recording costs associated therewith if the Assignments of Mortgage have not been previously prepared and recorded in Purchaser's name. The Company shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by the trustee upon the Company's receipt thereof. Additionally, the Company shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with any and all seller/servicer agreements.

         Except as otherwise provided herein, all Mortgage Loans not sold or transferred pursuant to a Reconstitution shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

Section 10.02.    Compliance with Regulation AB.

         In order to facilitate compliance with Regulation AB, the Company, the Servicer and the Purchaser agree to comply with the provisions of the Regulation AB Compliance Addendum attached hereto as Exhibit G.

                                   ARTICLE XI

                                     DEFAULT

Section 11.01. Events of Default.


         Each of the following shall constitute an Event of Default on the part of the Servicer:

         (a) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser or, the Servicer first becomes aware of such failure; or

         (b) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, including but not limited to breach by the Servicer of any one or more of the representations, warranties and covenants of the Servicer as set forth in Section 3.01(b) of this Agreement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser or by the Custodian; or

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

         (c) failure by the Servicer to maintain its license to do business in any jurisdiction where the Mortgaged Property is located if such license is required; or

         (d) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (e) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its assets; or

         (f) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three (3) Business Days; or

         (g) the Servicer attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of Section 9.04.

         If the Servicer obtains knowledge of an Event of Default, the Servicer shall promptly notify the Purchaser. In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

         Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from the Purchaser, the Servicer shall, at its expense, prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 11.02. Waiver of Defaults.

         By a written notice, the Purchaser may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

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

                                   ARTICLE XII

                                   TERMINATION

Section 12.01. Termination.

         This Agreement shall terminate upon the earlier to occur of: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder;
(ii) mutual consent of the Company, the Servicer and the Purchaser in writing or
(iii) the resignation or termination of the Servicer pursuant to any of Sections 4.16, 8.04, 11.01 or 12.02. The representations and warranties and indemnification provisions contained herein shall survive the termination of this Agreement.

         Upon written request from the Purchaser in connection with any such termination, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Company's sole expense. The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 12.02. Termination Without Cause.

         The Purchaser may terminate, at its sole option, any rights the Company or the Servicer may have hereunder with respect to any Mortgage Loan Package, without cause as provided in this Section 12.02. Any such notice of termination shall be in writing and delivered to the Company and the Servicer by registered mail as provided in Section 12.05.

         In the event the servicing rights with respect to a Mortgage Loan Package are terminated pursuant to this Section 12.02, the Servicer shall be entitled to receive, as liquidated damages, upon the transfer of the servicing rights, an amount equal to the fair market value of such servicing rights based on the aggregate outstanding principal amount of the Mortgage Loans as of the termination date, plus all reasonable costs and expenses incurred by the Servicer in managing the transfer of the servicing. The fair market value of the servicing rights shall be determined based on the average of three bids made by experienced evaluators unaffiliated to the Purchaser, the Company and the Servicer and chosen as follows: one by the Purchaser, one by the Servicer and one by mutual agreement. In addition, the Purchaser shall reimburse the Servicer in such event for all reasonable costs associated with the transfer of the servicing rights.

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

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

Section 13.01. Successor to the Servicer.

         Prior to termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04, 11.01, 12.01(ii) or pursuant to
Section 12.02, the Purchaser shall, (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in
Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this
Section 13.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01(b), it being understood and agreed that the provisions of such Sections 3.01 and 3.03 shall be applicable to the Servicer notwithstanding any such sale, assignment, resignation or termination of the Servicer, or the termination of this Agreement.

         Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01(b), whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 8.04, 11.01, 12.01 or 12.02 shall not affect any claims that any Purchaser may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

         The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

         Unless the Servicer is terminated pursuant to Section 12.02, the Purchaser shall be entitled to be reimbursed from the Servicer for all costs associated with the transfer of servicing, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Purchaser to correct any errors or insufficiencies in the servicing data or otherwise to enable the Purchaser to service the Mortgage Loans properly and effectively.

         Upon a successor's acceptance of appointment as such, the Servicer shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

Section 13.02. Amendment.

         This Agreement may be amended from time to time by the Company, the Servicer and the Purchaser by written agreement signed by the Company, the Servicer and the Purchaser.

Section 13.03. Governing Law.

         This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Each of the Company, the Servicer and the Purchaser hereby knowingly, voluntarily and intentionally waives any and all rights it may have to a trial by jury in respect of any litigation based on, or arising out of, under, or in connection with, this Agreement, or any other documents and instruments executed in connection herewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of the Company, the Servicer or the Purchaser. This provision is a material inducement for the Purchaser to enter into this Agreement.

Section 13.04. Arbitration.

         In the event a claim or controversy arises concerning the interpretation or enforcement of the terms of this Agreement, the Purchaser, the Company and the Servicer agree that such claim or controversy may be settled by final, binding arbitration if the Purchaser, the Company and the Servicer, as applicable, consent to such arbitration at the time such claim or controversy arises which consent may be withheld by the Purchaser, the Company or the Servicer in each party's sole discretion.

Section 13.05. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:


         (i) if to the Company:

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

                  First Franklin Financial Corporation
                  2150 North First Street
                  San Jose, California  95131
                  Attention:  VP, Secondary Marketing
                  Telephone:  (800) 464-8203
                  Fax:  (408) 955-7555

         or such other address as may hereafter be furnished to the Purchaser and the Servicer in writing by the Company;

         (i) if to the Servicer:

                  National City Home Loan Services, Inc.
                  150 Allegheny Center
                  Locator 23-501
                  Pittsburgh, Pennsylvania 15212
                  Attention:  Investor Reporting Manager

         or such other address as may hereafter be furnished to the Purchaser and the Company in writing by the Servicer;

         (ii) if to the Purchaser:

                  Bank of America, National Association
                  Hearst Tower
                  NC1-027-21-04
                  214 North Tryon Street, 21st Floor
                  Charlotte, North Carolina  28255
                  Attention:  Managing Director
                  Telephone:  (704) 388-1153
                  Fax:  (704) 386-3215

         or such other address as may hereafter be furnished to the Company and the Servicer in writing by the Purchaser.

Section 13.06. Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 13.07. Relationship of Parties.

         Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Purchaser.

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

Section 13.08. Successors and Assigns; Assignment of Agreement.

         Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company, the Servicer and the Purchaser and the respective permitted successors and assigns of the Company, the Servicer and the Purchaser. After the Closing Date, this Agreement shall not be assigned, pledged or hypothecated by the Company or the Servicer to a third party without the prior written consent of the Purchaser, which consent may be withheld by the Purchaser in its sole discretion. The Purchaser shall have the right, without the consent of the Company or the Servicer but subject to the limits set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and the assignee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. Any such assignments shall be accompanied by delivery and execution of an assignment and assumption agreement acceptable to the parties. All references to the Purchaser in this Agreement shall be deemed to include its assignee. In the event the Purchaser assigns this Agreement, the assignee must assume all of the Purchaser's obligations hereunder, and the Company and the Servicer acknowledge and agree to look first to such assignee for performance of the obligations so assumed; provided, however, that nothing contained herein shall relieve the Purchaser from any liability to the Company or the Servicer hereunder.

Section 13.09. Recordation of Assignments of Mortgage.

         To the extent permitted by applicable law, each Assignment of Mortgage is subject to recordation in the appropriate public office for real property records in the county or other comparable jurisdiction in which the related Mortgaged Property is situated, such recordation to be effected at the Company's expense, in the event recordation is necessary or advisable in accordance with Acceptable Servicing Practices or under applicable law or is requested by the Purchaser at its sole option, all in accordance with specific provisions set forth elsewhere in this Agreement.

Section 13.10. Solicitation of Mortgagor.

         The Company and the Servicer agree that, after the Closing Date, it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Company's or the Servicer's behalf, to personally, by telephone, mail or electronic mail, solicit the borrower under any Mortgage Loan for the purpose of refinancing, in whole or in part. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to the Mortgages (including insurance renewal dates) shall be transferred to Purchaser pursuant to this Agreement on the Closing Date and neither the Company nor the Servicer shall take any action to undermine these rights and benefits without first obtaining the Purchaser's written consent. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Company, the Servicer or any of their respective affiliates which are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio and television advertisements shall not constitute solicitation under this section, nor shall the Company or the Servicer be prohibited from responding to unsolicited requests or inquires made by a Mortgagor or an agent of a Mortgagor.

Section 13.11. Further Agreements.

         The Purchaser, the Company and the Servicer each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 13.12. Confidential Information.

         Each of the Company, the Purchaser and the Servicer shall keep confidential and shall not divulge to any party, without the other's prior written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is reasonable and necessary for either the Company, the Servicer or the Purchaser to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or in securing the release of liens of the Company's warehouse lenders.

         Each of the Company, the Servicer and the Purchaser agrees that it (i) shall comply with all applicable laws and regulations regarding the privacy or security of Consumer Personal Information, (ii) shall not collect, create, use, store, access, disclose or otherwise handle Consumer Personal Information in any manner inconsistent with any applicable laws or regulations regarding the privacy or security of Consumer Personal Information, (iii) shall not disclose Consumer Personal Information to any non-affiliated third party except to enforce or preserve its rights, or otherwise as permitted or required by applicable law (or by regulatory authorities having jurisdiction in the premises), (iv) shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Consumer Personal Information and (v) shall promptly notify the other party in writing upon becoming aware of any actual breach and of any suspected breach of this section. Each party hereto shall indemnify and defend the other party against, and shall hold the other party harmless from, any cost, expense, loss, claim or other liability that such other party may suffer as a result of or in connection with its failure to comply with or perform the obligations set forth in this section.

         Notwithstanding any other express or implied agreement to the contrary, the parties hereto agree and acknowledge that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except to the extent that confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meanings specified in Treasury Regulation section 1.6011-4(c).

Section 13.13. Counterparts.

         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 13.14. Exhibits.

         The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 13.15. General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

         (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

         (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

         (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

Section 13.16. Reproduction of Documents.

         This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 13.17. Purchase Price and Terms Letter.

         The terms and conditions set forth in the Purchase Price and Terms Letter between the Purchaser and the Company with respect to each Closing Date shall be incorporated herein. In the event of any conflict between the terms of this Agreement and the related Purchase Price and Terms Letter, this Agreement shall control.

                [Intentionally Blank - Next Page Signature Page]

         IN WITNESS WHEREOF, the Company, the Servicer and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, NATIONAL ASSOCIATION
PURCHASER

By: /s/ Bruce W. Good
    -------------------------------------------------

Name: Bruce W. Good

Title: Vice President


FIRST FRANKLIN FINANCIAL CORPORATION
COMPANY

By: /s/ Steve A. Mageras
    -------------------------------------------------

Name: Steve A. Mageras

Title: Executive Vice President


NATIONAL CITY HOME LOAN SERVICES, INC.
SERVICER

By: /s/ Steven A. Baranet
    -------------------------------------------------

Name: Steven A. Baranet

Title: Vice President









              [Signature page to Flow Sale and Servicing Agreement,
                         dated as of November 1, 2005]

                                    EXHIBIT A

                         CONTENTS OF EACH MORTGAGE FILE


         With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Servicer in the Servicing File or delivered to the Custodian pursuant to Sections 2.01, 2.02 and 2.03 of the Flow Sale and Servicing Agreement to which this Exhibit is attached (the "Agreement"):

         1. (a) The original Mortgage Note, including any riders thereto, endorsed "Pay to the order of _____________, without recourse" and signed in the name of the Company by an authorized officer (provided that, in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form: "[Company], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form: "[Company], formerly known as [previous name]"). The Mortgage Note must contain all necessary intervening endorsements showing a complete chain of endorsement from the Originator of the Mortgage Loan (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note); or

                  (b) With respect to no more than 1% of the unpaid principal balance of the Mortgage Loans as of the related Cut-off Date, a certified copy of the Mortgage Note (endorsed as provided above) together with a lost note affidavit, providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing.

         2. The original of any guarantee executed in connection with the Mortgage Note (if any).

         3. The original Mortgage, including any riders thereto, with evidence of recording thereon, except as follows: If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

                               EXHIBIT A - Page 1

         4. The originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, or, if the original of any such agreement with evidence of recording thereon has not been returned by the public recording office where such agreement has been delivered for recordation or such agreement has been lost or such public recording office retains the original recorded agreement, a photocopy of such agreement, certified by the Company or its agent to be a true and correct copy of the agreement delivered to the appropriate public recording office for recordation. The original recorded agreement or, in the case of a agreement where a public recording office retains the original recorded agreement or in the case where an agreement is lost after recordation in a public recording office, a copy of such agreement certified by such public recording office to be a true and complete copy of the original recorded agreement, will be promptly delivered to the Custodian upon receipt thereof by the Company.

         5. The original Assignment of Mortgage, in blank, for each Mortgage Loan, in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information). If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by "[Company], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be made by "[Company], formerly know as [previous name]." Subject to the foregoing and where permitted under the applicable laws of the jurisdiction wherein the Mortgaged property is located, such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county. If the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage will be required to be prepared or delivered and instead, the Company shall take all actions as are necessary to cause the Purchaser to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

                               EXHIBIT A - Page 2

         6. For any Mortgage Loan not recorded in the name of MERS, originals or certified true copies of documents sent for recordation of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such intervening Assignment of Mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening Assignment of Mortgage or a copy of such intervening Assignment of Mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening Assignment of Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening Assignment of Mortgage or in the case where an intervening Assignment of Mortgage is lost after recordation in a public recording office, a copy of such intervening Assignment of Mortgage certified by such public recording office to be a true and complete copy of the original recorded intervening Assignment of Mortgage.

         7. The original PMI Policy or certificate of insurance, where required pursuant to the Agreement.

         8. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

         9. For each Mortgage Loan which is secured by a residential long-term lease, if any, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation.

         With respect to each Mortgage Loan, the Mortgage File shall include each of the following items to the extent required in the Underwriting
Guidelines:

         10. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

         11.      Fully executed residential loan application.

         12. Fully executed Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

         13. Verification of employment and income (if required pursuant to the Underwriting Guidelines).

         14. Except with respect to refinanced Mortgage Loans, verification of acceptable evidence of source and amount of down payment.

         15.      Credit report on the Mortgagor.

         16.      Residential appraisal report.

                               EXHIBIT A - Page 3

         17.      Photograph of the Mortgaged Property.

         18. Survey of the Mortgaged Property, if required by the title company or applicable law.

         19. To the extent provided by the title company, a copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e. map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

         20. All fully executed, as required, disclosure statements required by state and federal law.

         21. If applicable, termite report, structural engineer's report, water potability and septic certification.

         22.      Sales contract, if applicable.

         23. Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

         24. Payment history for any Mortgage Loan that has been closed for more than ninety (90) days.

         25. Relating to a Mortgage Note or Mortgage that is executed by an attorney-in-fact, an original or certified copy of the fully executed power of attorney.


         In the event of a delay by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 180 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office,
(iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested form the Purchaser, which consent shall not be unreasonably withheld.


                               EXHIBIT A - Page 4

                                    EXHIBIT B

                           FORM OF CUSTODIAL AGREEMENT


                        [See Tab 3 for Custody Agreement]



                               EXHIBIT B - Page 1

                                    EXHIBIT C

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                                            [DATE OF ASSIGNMENT]


         ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT dated
___________________ (this "Agreement"), among Bank of America, National Association, ("Assignor"), _________________, ("Assignee"), First Franklin Financial Corporation (the "Company") and National City Home Loan Services, Inc. (the "Servicer"):

         For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. With respect to the Mortgage Loans listed on Exhibit A hereto, the Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under that certain Flow Sale and Servicing Agreement (the "Flow Sale and Servicing Agreement"), dated as of November 1, 2005, and the Memorandum of Sale dated [INSERT DATE] (together with the Flow Sale and Servicing Agreement, the "Flow Sale Agreement"), each by and among Bank of America, National Association (the "Purchaser"), the Company and the Servicer, and the Mortgage Loans delivered thereunder by the Company to the Assignor, and that certain Custodial Agreement (the "Custodial Agreement"), dated as of November 1, 2005, by and between the Purchaser and Wells Fargo Bank, N.A. (the "Custodian"), and acknowledged and agreed to by the Servicer.

         Simultaneously with the execution of this Agreement, on the date hereof, the Assignee shall pay to the Assignor for each Mortgage Loan the purchase price as calculated pursuant to the [Purchase Price and Terms Letter], dated as of _______, 200_ (the "[PPTL]"), by and between the Assignee and the Assignor. The Assignee shall pay the purchase price payable under the PPTL by wire transfer of immediately available funds to the account specified by the Assignor. The Assignee shall be entitled to (i) all payments and other recoveries of principal on the Mortgage Loans received after ______, 200_ or such other date mutually agreeable to the Assignor and the Assignee (the "Mortgage Loans Cut-off Date") and (ii) all payments of interest on the Mortgage Loans net of the related Servicing Fee.

         2. The Assignor warrants and represents to, and covenants with, the Assignee that:

                  a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

                  b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company or the Servicer with respect to the Flow Sale Agreement or the Mortgage Loans;

                  c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Flow Sale Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Flow Sale Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Flow Sale Agreement or the Mortgage Loans; and

                               EXHIBIT C - Page 1

                  d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "Securities Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.


         3. That Assignee warrants and represent to, and covenants with, the Assignor, the Company and the Servicer pursuant to Section [__] of the Flow Sale Agreement that:

                  a. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Flow Sale Agreement, the Mortgage Loans and the Custodial Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company, the Servicer and the Assignor all of the Assignor's obligations as purchaser thereunder;

                  b. The Assignee understands that the Mortgage Loans have not been registered under the Securities Act or the securities laws of any state;

                  c. The purchase price being paid by the Assignee for the Mortgage Loans is in excess of $250,000.00 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

                  d. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any person authorized to act therefor has offered to sell the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) Regulation D promulgated under the Securities Act;

                  e. The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

                  f. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor, the Company or the Servicer;

                  g. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

                               EXHIBIT C - Page 2

                  h. Either (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan ("Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

                  i. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Flow Sale Agreement is:

                  [NAME AND ADDRESS OF ASSIGNEE]
                  Attention:
                  Telephone:
                  Fax:

         The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Flow Sale Agreement is:

                  For the account of [NAME OF ASSIGNEE]
                  A/C#:
                  ABA#:
                  Attn:
                  Taxpayer ID#:

         4. Accuracy of the Agreements.

         The Company and the Assignor represent and warrant to the Assignee that
(i) attached hereto as Exhibit B are true, accurate and complete copies of the Flow Sale Agreement, the Custodial Agreement and all amendments and modifications, if any, thereto and (ii) neither the Flow Sale Agreement nor the Custodial Agreement has been amended or modified in any respect, except as set forth in this Agreement. The Company represents and warrants that (i) through the date hereof, the Company has serviced the Mortgage Loans in accordance with the terms of the Flow Sale Agreement and (ii) as of the date hereof, the representation and warranties set forth in Section 3.01 of the Flow Sale Agreement are true and correct.

         5. Recognition of Assignee.

                               EXHIBIT C - Page 3

         From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Servicer shall recognize the Assignee as the owner of the Mortgage Loans and the Servicer shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Flow Sale Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Company, the Servicer and the Assignee that the Flow Sale Agreement and the Custodial Agreement shall be binding upon and inure to the benefit of the Company, the Servicer and the Assignee and their respective successors and assigns.

                               [Signatures Follow]



                               EXHIBIT C - Page 4

         IN WITNESS WHEREOF, the parties have caused this Agreement be executed by their duly authorized officers as of the date first above written.


BANK OF AMERICA, NATIONAL ASSOCIATION                             [NAME OF ASSIGNEE]
Assignor                                                          Assignee

By:                                                               By:
    -------------------------------------------------                 ---------------------------------------------

Name:                                                             Name:
      -----------------------------------------------                   -------------------------------------------

Its:                                                              Its:
     ------------------------------------------------                  --------------------------------------------





FIRST FRANKLIN FINANCIAL
CORPORATION
Company

By:
    -------------------------------------------------

Name:
      -----------------------------------------------

Its:
     ------------------------------------------------



NATIONAL CITY HOME LOAN SERVICES, INC.
Company

By:
    -------------------------------------------------

Name:
      -----------------------------------------------

Its:
     ------------------------------------------------



                               EXHIBIT C - Page 5

                                    EXHIBIT D

                             UNDERWRITING GUIDELINES



                            [On File with Purchaser]






                               EXHIBIT D - Page 1

                                    EXHIBIT E

                           FORM OF OPINION OF COUNSEL






                                               [-----------], [----]

Bank of America, National Association
Hearst Tower
NC1-027-21-04
214 North Tryon Street, 21st Floor
Charlotte, North Carolina 28255

Re:      First Franklin Financial Corporation


Ladies and Gentlemen:


         I am in house counsel for First Franklin Financial Corporation, a Delaware corporation (the "Company"), with respect to certain matters in connection with the sale of Mortgage Loans pursuant to that certain Flow Sale and Servicing Agreement, by and among the Company, National City Home Loan Services, Inc. and Bank of America, National Association, dated as of November 1, 2005 (the "Agreement"). Capitalized terms not otherwise defined herein have the meanings given them in the Agreement.

         In rendering the opinions set forth below, I have examined and relied upon the Purchase Agreement; the form of endorsement of the Mortgage Notes; and such other documentation, records and papers as I have deemed necessary and relevant as a basis for my opinions. In connection with such examination, I have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, the conformity to executed original documents of all documents submitted to me in draft and the accuracy of the matters set forth in the documents I reviewed. I have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto. As to any factual matters I have relied upon statements and representations of officers and other representatives of the Company as I have deemed necessary and proper as the basis for my opinions, including, among other things, the representations and warranties in the Agreement, and I have not independently established or verified such factual matters.

         Based upon the foregoing, I am of the opinion that:


                               EXHIBIT E - Page 1

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and is an operating subsidiary of National City Bank of Indiana. As a national bank operating subsidiary, it is regulated by the Office of the Comptroller of the Currency and is subject to appreciable laws and regulations.

2. The Company has the power to engage in the transactions contemplated by the Agreement and all requisite power, authority and legal right to execute and deliver the Agreement, and to perform and observe the terms and conditions of the Agreement.

3. Each person who, as an officer of the Company, signed (a) the Agreement, and
(b) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans was, at the respective times of such signing and delivery, and is, as of the date hereof, duly elected or appointed, qualified and acting as such officer, and the signatures of such persons appearing on such documents are their genuine signatures.

4. The Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement, enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium or similar laws now or hereafter in effect relating to rights of creditors generally, including preferential transfers and subject to the application of the rules of equity, (regardless of whether enforceability is considered in a proceeding in equity or at law) including those respecting the availability of specific performance and the discretion of the Court before which any proceeding may be brought.

5. The Company has been duly authorized to allow its officers to execute any and all documents by original signature in order to complete the transactions contemplated by the Agreement, and by original or facsimile signature in order to execute the endorsements of the Mortgage Notes and the Assignments of Mortgages, and the original or facsimile signature of the officer of the Company executing the endorsements of the Mortgage Notes and the Assignments of Mortgages represents the legal and valid signature of said officer of the Company.

6. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Agreement, or the consummation of the transactions contemplated by the Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

7. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Agreement, will conflict with or result in a breach of or constitute a default under the charter or by-laws of the Company, or, to the best of my knowledge, the material terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or violate any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

8. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my opinion, either in any one instance or in the aggregate, would draw into question the validity of the Agreement, or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreement, subject to the qualifications stated in paragraph 4 of this opinion.


                               EXHIBIT E - Page 2

9. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Agreement is sufficient fully to transfer all right, title and interest of the Company thereto as noteholder and mortgagee, apart from the rights to service the Mortgage Loans pursuant to the Agreement.

10. The form of endorsement that is to be used with respect to the Mortgage Loans is legally valid and sufficient to duly endorse the Mortgage Notes to the Purchaser.

         The opinions above are subject to the following additional assumptions, qualification and limitations:

         I have assumed that all parties to the Purchase Agreement other than the Company have all requisite power and authority to execute, deliver and perform their respective obligations under each of the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

         I express no opinion herein with respect to the validity, legality, binding effect or enforceability of provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy.

         I have assumed, without independent check or certification, that there are no agreements or understandings among the Company, the Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

         I am admitted to practice law in the Commonwealth of Pennsylvania only, and the opinions expressed herein are limited to matters of federal law and the laws of the Commonwealth of Pennsylvania This opinion is being furnished to the addressees hereof solely for their benefit in connection with the transactions contemplated in the Agreement, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without my express written consent.

                         Sincerely,



                         By:____________________________
                              [Name of Counsel]

                         Its: [Special Counsel]



                               EXHIBIT E - Page 3

                                    EXHIBIT F

                           FORM OF MEMORANDUM OF SALE


                  CLOSING DATE:  ____________

         This Memorandum of Sale (this "Memorandum"), dated as of the Closing Date referred to above, confirms the sale by First Franklin Financial Corporation (the "Company") to Bank of America, National Association (the "Purchaser"), and the purchase by the Purchaser from the Company, of the first lien adjustable and fixed rate residential mortgage loans on a servicing retained basis described on the Mortgage Loan Schedule attached as Schedule I hereto (the "Mortgage Loans"), pursuant to the terms of the Flow Sale and Servicing Agreement (the "Flow Sale and Servicing Agreement"), dated as of November 1, 2005, by and among the Purchaser, the Company and National City Home Loan Services, Inc. (the "Servicer").

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company does hereby bargain, sell, convey, assign and transfer to Purchaser without recourse, except as provided in the Flow Sale and Servicing Agreement, and on a servicing retained basis, all right, title and interest of the Company in and to each of the Mortgage Loans, together with all documents maintained as part of the related Mortgage Files, all Mortgaged Properties which secure any Mortgage Loan but are acquired by foreclosure, deed in lieu of foreclosure after the Cut-off Date or otherwise, all payments of principal and interest received on the Mortgage Loans after the Cut-off Date, all other unscheduled collections (including Prepayment Premiums) collected in respect of the Mortgage Loans after the Cut-off Date, and all proceeds of the foregoing, subject, however, to the rights of the Company and the Servicer under the Flow Sale and Servicing Agreement.

         The Company and the Purchaser acknowledge and agree that (i) the Purchase Price percentage with respect to the Mortgage Loans is ___%, (ii) the aggregate unpaid principal balance of the Mortgage Loans as of __________ (the "Cut-off Date") is $_________ and (iii) the Purchase Price with respect to the Mortgage Loans, including accrued interest as described in the Flow Sale and Servicing Agreement, is $________, such Purchase Price to be paid by the Purchaser to the Company pursuant to the Flow Sale and Servicing Agreement.

         The Company has delivered to the Custodian prior to the date hereof the Mortgage Loan Documents with respect to each Mortgage Loan required to be delivered under the Flow Sale and Servicing Agreement.

         The Company and the Servicer hereby acknowledge their respective duties and obligations under the Flow Sale and Servicing Agreement with respect to the Mortgage Loans.

         Capitalized terms that are used herein but are not defined herein shall have the respective meanings set forth in the Flow Sale and Servicing Agreement.



                               EXHIBIT F - Page 1

         In WITNESS WHEREOF, the parties hereto, by the hands of their duly authorized officers, execute this Memorandum as of the Closing Date referred to above.


BANK OF AMERICA, NATIONAL ASSOCIATION
PURCHASER

By:
    -------------------------------------------------

Name:
      -----------------------------------------------

Title:
       ----------------------------------------------


FIRST FRANKLIN FINANCIAL CORPORATION
COMPANY

By:
    -------------------------------------------------

Name:
      -----------------------------------------------

Title:
       ----------------------------------------------


NATIONAL CITY HOME LOAN SERVICES, INC.
SERVICER

By:
    -------------------------------------------------

Name:
      -----------------------------------------------

Title:
       ----------------------------------------------




                               EXHIBIT F - Page 2

                                    EXHIBIT G

                        REGULATION AB COMPLIANCE ADDENDUM


                                    ARTICLE I
                                  DEFINED TERMS

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

         Agreement: The Flow Sale and Servicing Agreement, dated as of November 1, 2005, by and among the Purchaser, the Company and the Servicer, including all amendments and supplements thereto.

         Commission: The United States Securities and Exchange Commission.

         Company Information:  As defined in Section 2.07(a)(i).

         Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company. For the avoidance of doubt, a "Qualified Correspondent" includes a "table broker" or mortgage lender that originates loans underwritten and funded by the Company or an Affiliate of the Company.


                               EXHIBIT G - Page 1

         Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

         Reconstitution Agreement: Any servicing agreement relating to a Reconstitution.

         Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Securities Act: The Securities Act of 1933, as amended.

         Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

         Servicer: National City Home Loan Services, Inc. and as further defined in Section 2.03(c).

         Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         Servicer Information: As defined in Section 2.07(b)(i).

         Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

         Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete material functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

         Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Addendum or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB; provided, however, that the term "Subservicer" shall not include any master servicer, or any special servicer engaged at the request of a Depositor, Purchaser or investor in a Securitization Transaction, nor any "back-up servicer" or trustee performing servicing functions on behalf of a Securitization Transaction.


                               EXHIBIT G - Page 2

         Third-Party Originator: Each Person, if any, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company and shall not include a mortgage broker that does not fund loans.

         Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

                                   ARTICLE II
                          COMPLIANCE WITH REGULATION AB

Section 2.01. Intent of the Parties.

         The Purchaser, and, to the extent applicable, the Company and the Servicer acknowledge and agree that the purpose of Article II of this Addendum is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission and that the provisions of this Regulation AB Addendum shall be applicable to all Mortgage Loans included in any Securitization Transaction closing on or after January 1, 2006, regardless whether the Mortgage Loans were purchased by the Purchaser from the Company prior to the date hereof. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company and the Servicer acknowledge that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in the Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings. Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act) that are applicable to any Securitization Transaction. The Company and the Servicer acknowledge that, to the extent applicable to each of them, interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to reasonably comply in good faith with requests made by the Purchaser or any Depositor in good faith regarding, to the extent applicable, to each of them, the Company's or Servicer's delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company and the Servicer, to the extent applicable, shall cooperate as set forth herein with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information relating to the Company as originator and/or seller of the Mortgage Loans and the Servicer as servicer of the Mortgage Loans necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, the Servicer, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.


                               EXHIBIT G - Page 3

         The Purchaser (including any of its assignees or designees) shall cooperate with the Company and the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

Section 2.02. Additional Representations and Warranties of the Company or Servicer.

         (a) The Servicer shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 2.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date and unless otherwise disclosed in such information provided under Section 2.03, to the extent applicable to the Servicer as the servicer of Mortgage Loans: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under the Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the scheduled closing date of the related Securitization Transaction;
(v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under the Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated by Government authorities) against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in
Item 1119 of Regulation AB.

         The Company and Servicer shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 2.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) there are no material legal or governmental proceedings pending (or known by the Company or Servicer, as applicable, to be contemplated) against the Company, the Servicer or any Third-Party Originator and (ii) there are no affiliations, relationships or transactions relating to the Company, the Servicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

         (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 2.03, the Company or Servicer, as applicable, shall, within five (5) Business Days, to the extent practicable, but in no event later than ten (10) Business Days, following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.


                               EXHIBIT G - Page 4

Section 2.03. Information to Be Provided by the Company or Servicer.

         In connection with any Securitization Transaction the Company or Servicer, to the extent applicable to each, shall (i) within five (5) Business Days, to the extent practicable but in no event later than ten (10) Business Days, following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause any Third-Party Originator and each Subservicer to provide), in writing, or in a mutually agreed upon electronic format, and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Company or Servicer, as applicable, provide to the Purchaser and any Depositor (in writing, or in a mutually agreed upon electronic format, and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

         (a) If so requested by the Purchaser or any Depositor, the Company shall provide such information, as mutually agreed upon by the Purchaser or any Depositor and the Company, regarding (i) the Company, as originator of the Mortgage Loans (including, to the extent applicable, as an acquirer of Mortgage Loans from a Qualified Correspondent), and (ii) each Third Party Originator, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

         (A) such originator's form of organization;

         (B) a description of such originator's origination and/or acquisition program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating and/or acquiring mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination and/or acquisition portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originator's credit granting, acquisition or underwriting criteria for originating or purchasing mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with
         Item 1110(b)(2) of Regulation AB;

         (C) a description of any material legal or governmental proceedings pending (or known to be contemplated by governmental authorities) against the Company and, if applicable, each Third Party Originator; and

         (D) a description of any affiliation or relationship between the Company, any Third-Party Originator, and any of the following parties to a Securitization Transaction, as such parties are identified and noticed to the Company by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:



                               EXHIBIT G - Page 5

                           (1) the sponsor;

                           (2) the depositor;

                           (3) the issuing entity;

                           (4) any servicer;

                           (5) any trustee;

                           (6) any originator;

                           (7) any significant obligor;

                           (8) any enhancement or support provider; and

                           (9) any other material transaction party.

         (b) If so requested by the Purchaser or any Depositor, the Company or Servicer shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) serviced by the Servicer and originated by (i) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) any Third-Party Originator. Such Static Pool Information shall be prepared or caused to be prepared by the Servicer (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Servicer (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Servicer, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format as mutually agreed upon by the Purchaser or the Depositor and the Servicer.

         Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company or Servicer, as applicable, shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Servicer.


                               EXHIBIT G - Page 6

         If so requested by the Purchaser or any Depositor, the Servicer shall provide (or, as applicable, cause any Third-Party Originator to provide), at the expense of the Purchaser or Depositor, as applicable (to the extent of any additional incremental expense associated with delivery pursuant to the Agreement or this Addendum), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or Third-Party Originator's originations or purchases which are serviced by the Servicer, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction, and shall, if requested, also be addressed to and for the benefit of the Company, the Servicer and such Third-Party Originator. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

         (c) If so requested by the Purchaser or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and cause each Subservicer to so provide such information (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

                  (A) the Servicer's form of organization;

                  (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under the Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's servicing portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                           (1) whether any prior securitizations of mortgage
                  loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the scheduled closing date of the related Securitization Transaction;


                               EXHIBIT G - Page 7

                           (2) the extent of outsourcing the Servicer utilizes;

                           (3) whether there has been previous disclosure of
                  material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the scheduled closing date of the related Securitization Transaction;

                           (4) whether the Servicer has been terminated as
                  servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                           (5) such other information as the Purchaser or any
                  Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

                  (C) a description of any material changes during the three-year period immediately preceding the scheduled closing date of the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under the Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

                  (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that the effect on one or more aspects of servicing resulting from such financial condition would have a material impact on pool performance or performance of asset backed securities or the performance by the Servicer of its servicing obligations under the Agreement or any Reconstitution Agreement;

                  (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the scheduled closing date of the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                  (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                  (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;


                               EXHIBIT G - Page 8

                  (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;

                  (I) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer; and

                  (J) a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of a Securitization
         Transaction:

                           (1) the sponsor;

                           (2) the depositor;

                           (3) the issuing entity;

                           (4) any servicer;

                           (5) any trustee;

                           (6) any originator;

                           (7) any significant obligor;

                           (8) any enhancement or support provider; and

                           (9) any other material transaction party.

         (d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall upon discovery or notice (or shall cause each Subservicer and any Third-Party Originator to so notify upon discovery or notice) (i) notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer, any Subservicer or any Third-Party Originator, as applicable, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships, (C) any Event of Default under the terms of the Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under the Agreement or any Reconstitution Agreement.


                               EXHIBIT G - Page 9

         If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

         (e) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under the Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Purchaser and any Depositor, at least seven Business Days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the related Securitization Transaction.

         (f) In addition to such information as the Servicer is obligated to provide pursuant to other provisions of the Agreement, if so requested by the Purchaser or any Depositor, the Servicer shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with
Item 1121 of Regulation AB. Additionally, the Servicer shall provide to the Purchaser or its designee any loan-level or pool information with respect to the Mortgage Loans necessary to confirm loss, prepayment and delinquency information required in connection with the provision of Static Pool Information pursuant to
Item 1105 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the servicer under the Agreement, commencing with the first such report due not less than ten (10) Business Days following such request.

         Section 2.04. Servicer Compliance Statement.

         On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities as servicer during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.


                               EXHIBIT G - Page 10

         Section 2.05. Report on Assessment of Compliance and Attestation.

         (a) On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

                  (i) deliver to the Purchaser and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit B hereto delivered to the Purchaser concurrently with the execution of this Addendum;

                  (ii) deliver to the Purchaser and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                  (iii) cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 2.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

                  (iv) deliver to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit A; provided that such certification delivered by the Servicer may not be filed as an exhibit to, or included in, any offering document or registration statement.

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

         (b) Each assessment of compliance provided by a Subservicer pursuant to
Section 2.05(a)(iii) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit B hereto delivered to the Purchaser concurrently with the execution of this Addendum or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to
Section 2.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 2.06.


                               EXHIBIT G - Page 11

         Section 2.06. Use of Subservicers and Subcontractors.

         The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under the Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under the Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

         (a) It shall not be necessary for the Servicer to seek the consent of the Purchaser or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 2.02, 2.03(c) and (e), 2.04,
2.05 and 2.07 of this Addendum to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 2.03(d) of this Addendum. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 2.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 2.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 2.05 as and when required to be delivered.

         (b) It shall not be necessary for the Servicer to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Purchaser and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and
(iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

         As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 2.05 and 2.07 of this Addendum to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 2.05, in each case as and when required to be delivered.

         Section 2.07. Indemnification; Remedies.


                               EXHIBIT G - Page 12

         (a) The Company shall indemnify the Purchaser, each affiliate of the Purchaser participating in a Securitization Transaction, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors and officers of each of the foregoing and of the Depositor, and shall hold each of them (each, an "Indemnified Party") harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material in written or electronic form provided under this Article II by or on behalf of the Company to the extent required in its capacity as originator or seller of the Mortgage Loans only or provided under this Article II by or on behalf of any Third-Party Originator (collectively, the "Company Information"), or
         (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were provided, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

                  (ii) any failure by the Company, or any Third Party Originator to deliver any information, reporit, certification, accountants' letter or other material when and as required under this Article II, with respect to the Company in its capacity as the originator or seller of Mortgage Loans only; or

                  (iii) any breach by the Company of a representation or warranty applicable to the Company as originator or seller of the Mortgage Loans set forth in Section 2.02(a) or in a writing furnished pursuant to Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to
         Section 2.02(b) to the extent made as of a date subsequent to such closing date.

In the case of any failure of performance described in clause (a)(ii) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company or any Third-Party Originator.

                               EXHIBIT G - Page 13

         (b) The Servicer shall indemnify the Purchaser, each affiliate of the Purchaser participating in a Securitization Transaction, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors and officers of each of the foregoing and of the Depositor, and shall hold each of them (each, an "Indemnified Party") harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under this Article II by or on behalf of the Servicer as the servicer of the of the Mortgage Loans, or provided under this Article II by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were provided, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

                  (ii) any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this
         Article II, including any failure by the Servicer to identify pursuant to Section 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

                  (iii) any breach by the Servicer of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to
         Section 2.02(b) to the extent made as of a date subsequent to such closing date.

In the case of any failure of performance described in clause (b)(ii) of this Section, the Servicer shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.


                               EXHIBIT G - Page 14

         (c) Notification and Cooperation. Promptly after receipt by an Indemnified Party under this Section 2.07 of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the Company or Servicer, as applicable (each, as applicable, an "Indemnifying Party" (or if a claim for contribution is to be made against another party) under this Section 2.07 hereof, notify the Indemnifying Party (or other contributing party) in writing of the commencement thereof; but the omission so to notify the Indemnifying Party (or other contributing party) shall not relieve it from any liability it may have to any Indemnified Party (or to the party requesting contribution) otherwise than under this Section 2.07 hereof. In case any such action is brought against any Indemnified Party and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that, by written notice delivered to each Indemnified Party promptly after receiving the aforesaid notice from an Indemnified Party, the Indemnifying Party elects to assume the defense thereof, it may control the defense thereof (jointly with any other Indemnifying Party similarly notified) with counsel satisfactory to each Indemnified Party; provided, however, that if the defendants in any such action include both an Indemnified Party and the Indemnifying Party and the Indemnified Party or parties shall reasonably have concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the Indemnifying Party, the Indemnified Party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or parties. Upon receipt of notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense of such action and approval by the Indemnified Party of such counsel, the Indemnifying Party shall not be liable to such Indemnified Party under this paragraph for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) such Indemnified Party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the Indemnifying Party shall not have employed counsel satisfactory to such Indemnified Party to represent such Indemnified Party within a reasonable time after notice of commencement of the action or (iii) the Indemnifying Party shall have authorized the employment of counsel for such Indemnified Party at the expense of the Indemnifying Party. No party shall be liable for contribution with respect to any action or claim settled without its consent, which shall not be unreasonably withheld. In no event shall any Indemnifying Party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         (d) Exclusive Remedy. Except for remedies under the Agreement and remedies that cannot be waived as a matter of law and injunctive relief, the rights under this Section 2.07 shall be the exclusive remedy for breaches of this Section 2.07 (including any covenant, obligation, representation or warranty contained herein or therein).


                               EXHIBIT G - Page 15

         (e) Limitations. Notwithstanding anything in this Addendum to the contrary, in no event shall the Company or Servicer be obligated under this
Section 2.07 to indemnify an Indemnified Party otherwise entitled to indemnity hereunder in respect of any indemnifiable claims or losses that result from the willful misconduct, bad faith or negligent acts or omissions of the Indemnified Party.

Section 2.08. Responsible Officers. Any reference herein to the Company's or Servicer's knowledge, discovery or awareness, or notice or identification to the Company or Servicer, as applicable, or a request to the Company or Servicer, to the extent applicable, shall be in each case be deemed to refer solely to the knowledge or awareness of, or notice or identification to, or request of, a Responsible Officer of the Company or Servicer. "Responsible Officer" means any vice president, any managing director, any director, any associate, any assistant vice president, any assistant secretary, any assistant treasurer or any other officer or employee of the Company or Servicer, as applicable, customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of the Agreement.



                               EXHIBIT G - Page 16

                                    EXHIBIT A

                          FORM OF ANNUAL CERTIFICATION

ARTICLE I The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among
                               [IDENTIFY PARTIES]


I, ________________________________, the _______________________ of [NAME OF
SERVICER], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:


                  (1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Servicer on Exhibit [__] to the Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Servicer Servicing Information");

                  (2) Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

                  (3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

                  (4) I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

                  (5) The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor "participating in the servicing function" pursuant to the Agreement, have been provided to the [Depositor]


                               EXHIBIT G - Page 17

         [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                           Date: _________________________



                                           By: ________________________________
                                                          Name:
                                                          Title:




                               EXHIBIT G - Page 18

                                    EXHIBIT B

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by [the Servicer] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                        GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
   1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                     performance or other triggers and events of default in
                     accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(1)(ii)     If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to
                     monitor the third party's performance and compliance with
                     such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                     required by and otherwise in accordance with the terms of
                     the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                       CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
   1122(d)(2)(i)     Payments on mortgage loans are deposited into the
                     appropriate custodial bank accounts and related bank
                     clearing accounts no more than two business days following receipt, or such other number of days specified in the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an
                     obligor or to an investor are made only by authorized
                     personnel.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                     charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(2)(iv)     The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
   1122(d)(2)(v)     Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                     Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent
                     unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations (A) are mathematically accurate; (B)
                     were prepared within 30 calendar days after the bank
                     statement cutoff date, or such other number of days
                     specified in the transaction agreements; (C) were reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------

                               EXHIBIT G - Page 19

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                       INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
   1122(d)(3)(i)     Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                     calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total
                     unpaid principal balance and number of mortgage loans
                     serviced by the Servicer.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in
                     accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(3)(iii)    Disbursements made to an investor are posted within two
                     business days to the Servicer's investor records, or such
                     other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(3)(iv)     Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or
                     custodial bank statements.
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
   1122(d)(4)(i)     Collateral or security on mortgage loans is maintained as
                     required by the transaction agreements or related mortgage loan documents.
-------------------- --------------------------------------------------------------------- ----------------------
                     Mortgage loan and related documents are safeguarded as required by
  1122(d)(4)(ii)     the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
                     conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are
                     posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                     allocated to principal, interest or other items (e.g.,
                     escrow) in accordance with the related mortgage loan
                     documents.
-------------------- --------------------------------------------------------------------- ----------------------
   1122(d)(4)(v)     The Servicer's records regarding the mortgage loans agree
                     with the Servicer's records with respect to an obligor's
                     unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                     accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
 1122(d)(4)(viii)    Records documenting collection efforts are maintained
                     during the period a mortgage loan is delinquent in
                     accordance with the transaction agreements. Such records
                     are maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
                     is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(ix)     Adjustments to interest rates or rates of return for
                     mortgage loans with variable rates are computed based on
                     the related mortgage loan documents.
-------------------- --------------------------------------------------------------------- ----------------------

                               EXHIBIT G - Page 20

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
   1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's mortgage loan documents, on
                     at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is
                     paid, or credited, to obligors in accordance with
                     applicable mortgage loan documents and state laws; and (C)
                     such funds are returned to the obligor within 30 calendar
                     days of full repayment of the related mortgage loans, or
                     such other number of days specified in the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(xii)    Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(xv)     Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained  as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------



                                     [NAME OF SERVICER] [NAME OF SUBSERVICER]


                                     Date:________________________________


                                     By:  ________________________________
                                     Name:
                                     Title:



                               EXHIBIT G - Page 21